UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Neuronetics, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEURONETICS, INC.
3222 Phoenixville Pike, Malvern, Pennsylvania 19355
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 28, 2026
Dear Stockholder:
You are cordially invited to attend the virtual annual meeting of stockholders (the “Annual Meeting”) of Neuronetics, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held solely via live webcast on May 28, 2026 at 8:00 a.m. Eastern Time to conduct the following business:
1.	elect the nominees for director named in the proxy statement to serve until the next annual meeting and their successors are duly elected and qualified;
2.	ratify the selection of KPMG LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of the Company for its year ending December 31, 2026;
3.	approve, on a non-binding, advisory basis, the compensation of our named executive officers;
4.	approve the Neuronetics, Inc. 2026 Equity Incentive Plan; and
5.	any other business properly brought before the Annual Meeting.
These items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record and beneficial owners of our common stock at 5:00 p.m. Eastern Time on March 30, 2026 are eligible to attend and vote at the Annual Meeting or any adjournment thereof. If you are a stockholder of record, you will need to visit virtualshareholdermeeting.com/STIM2026 and use the 16-digit control number received in your notice to log in to this website. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank, or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the start time of the Annual Meeting.
By Order of the Board of Directors

W. Andrew Macan
Executive Vice President, Chief Legal Officer, and Corporate Secretary
Malvern, Pennsylvania
April 9, 2026
If you are a stockholder of record or a beneficial owner of our common stock at 5:00 p.m. Eastern Time on March 30, 2026, you are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, date, sign, and return the proxy card or voting instruction form mailed to you, or vote over the telephone or the internet as instructed in these materials or materials provided by your broker, bank, or other agent, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote directly if you attend the Annual Meeting.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2026:
The notice of internet availability of proxy materials, notice of annual meeting of stockholders, proxy statement, proxy card, and 2025 annual report are available at
virtualshareholdermeeting.com/STIM2026

i

NEURONETICS, INC.
3222 Phoenixville Pike, Malvern, Pennsylvania 19355

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
MAY 28, 2026

INTRODUCTION
The 2026 annual meeting of stockholders (the “Annual Meeting”) of Neuronetics, Inc. (“Neuronetics,” “we,” “us,” “our,” and the “Company”) will be held virtually on May 28, 2026 at 8:00 a.m. Eastern Time. To attend and participate in the Annual Meeting, stockholders of record will need to visit virtualshareholdermeeting.com/STIM2026 and use their 16-digit control number received in their notice (their “Control Number”) to log in to this website. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank, or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the start time of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What is the purpose of this proxy statement?
The Board of Directors of the Company (the “Board of Directors” or the “Board”) is soliciting a proxy from each holder of our common stock to vote on the items to be considered at the Annual Meeting, scheduled to take place on May 28, 2026, or at any adjournment or postponement of the Annual Meeting.
We are first mailing or making available to stockholders this proxy statement and related materials on or about April 9, 2026.
Why did I receive a Notice of Internet Availability of Proxy Materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we will send you a notice of internet availability of proxy materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournment or postponement of the Annual Meeting. All stockholders of record at 5:00 p.m. Eastern Time on March 30, 2026 (the “Record Date”) will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. We will mail the Notice on or about April 9, 2026 to all stockholders of record entitled to vote at the Annual Meeting.
Why did members of my household only receive one copy of the Notice even though multiple stockholders live here?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering one copy of the Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Many brokers with account holders who are Neuronetics stockholders will be householding the Company’s proxy materials. One copy of the Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that your broker will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice, please notify your broker or Broadridge Financial Solutions, Inc. Stockholders who currently receive multiple copies of the Notice at their addresses and would like to request householding of their communications should contact their brokers or Broadridge Financial Solutions, Inc. Any householded stockholder may request prompt delivery of a copy of the annual report or proxy statement by contacting Broadridge Financial Solutions, Inc. at 1-866-540-7095 or by writing to it at Broadridge Financial Solutions, Inc., Attention: Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
How do I attend the Annual Meeting?
The Annual Meeting will be held virtually on May 28, 2026 at 8:00 a.m. Eastern Time. To attend and participate in the Annual Meeting, stockholders of record at 5:00 p.m. Eastern Time on the Record Date will need to visit virtualshareholdermeeting.com/STIM2026 and use their Control Number to log in to this website. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank, or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the start time of the Annual Meeting. Information on how to vote directly at the Annual Meeting is discussed below.
Who can vote at the Annual Meeting?
Only stockholders of record at 5:00 p.m. Eastern Time on the Record Date will be entitled to vote at the Annual Meeting. At 5:00 p.m. Eastern Time on the Record Date, there were 69,579,508 shares of common stock outstanding and entitled to vote. A list of registered stockholders entitled to vote at the Annual Meeting will be available at Neuronetics’ principal place of business, 3222 Phoenixville Pike, Malvern, PA 19355 during the ten days prior to the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with Neuronetics’ transfer agent, Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting, or you may vote by proxy. Regardless of whether you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card mailed to you or vote by proxy over the telephone or on the internet as instructed in this proxy statement to ensure that your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If, on the Record Date, your shares were held not in your name, but rather, in an account at a broker, bank, or other agent, then you are the beneficial owner of shares held in street name and the Notice is being forwarded to you by that broker, bank, or other agent. The broker, bank, or other agent holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. If you would like the ability to vote during the Annual Meeting, please follow the instructions from your broker, bank, or other agent.
What am I voting on?
There are four matters scheduled for a vote:
•	election of directors named in this proxy statement (“Proposal 1”);
•	ratification of the selection of KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 (“Proposal 2”);
•
approval, on a non-binding, advisory basis, of the compensation of the individual who served as our principal executive officer during 2025 and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2025 (our “Named Executive Officers” or “NEOs”) (“Proposal 3”); and

•	approval of the Neuronetics, Inc. 2026 Equity Incentive Plan (“Proposal 4”).
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment.
How do I vote?
For Proposal 1, you may either vote “For” all of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee that you specify. For Proposal 2, Proposal 3, and Proposal 4, you may vote “For” or “Against,” or you may abstain from voting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote during the Annual Meeting, by proxy over the telephone, by proxy through the internet, or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend and vote during the Annual Meeting even if you have already voted by proxy.
•
To vote during the Annual Meeting, go to virtualshareholdermeeting.com/STIM2026 to complete an electronic proxy card. You will be asked to provide your Control Number. Any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Annual Meeting.

•
To vote using the proxy card, simply complete, sign, and date the proxy card that may be delivered, and return it promptly in the envelope provided with the proxy card. If we receive your signed proxy card by 11:59 p.m., Eastern Time on May 27, 2026, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone, and follow the recorded instructions. You will be asked to provide your Control Number. Your telephone vote must be received by 11:59 p.m., Eastern Time on May 27, 2026 to be counted.

•
To vote through the internet, go to proxyvote.com to complete an electronic proxy card. You will be asked to provide your Control Number. Your internet vote must be received by 11:59 p.m., Eastern Time on May 27, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice containing voting instructions from that organization rather than from Neuronetics. Simply follow the voting instructions in that notice to ensure that your vote is counted. To vote during the Annual Meeting, you must follow the instructions from your broker, bank, or other agent.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your computing device and internet access, such as the cost of such device and the software thereon and usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of 5:00 p.m. Eastern Time on the Record Date.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet by the relevant deadline, or during the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” Proposal 1, Proposal 2, Proposal 3, and Proposal 4. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker, bank, or other agent with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares in its discretion with respect to Proposal 2. Your broker, bank, or other agent cannot vote on Proposal 1, Proposal 3, or Proposal 4 without your instruction. To ensure that your shares are voted in the way that you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials that you receive from your broker, bank, or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one copy of the Notice?
If you receive more than one copy of the Notice, then your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on all of the Notices to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another timely and properly completed proxy card with a later date.
•	You may grant a subsequent timely proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary.
•
You may attend and vote during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. If you plan to revoke your proxy by voting your shares at the Annual Meeting, see the instructions set forth in the section entitled “How do I vote?”

Your most current proxy card or telephone or internet proxy received by the Company prior to the applicable deadline is the one that is counted. Voting at the Annual Meeting will supersede any prior votes that you cast.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent
If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be in proper form pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and received in writing by December 16, 2026 (assuming an April 9, 2026 mailing date of these proxy materials) at Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary. If you wish to submit a proposal (including a director nomination) at our 2027 annual meeting of stockholders that is not to be included in next year’s proxy materials, you must provide the information specified in our bylaws in writing to the address above no earlier than the close of business on January 28, 2027, nor later than the close of business on February 27, 2027; provided, however, that if our 2027 annual meeting of stockholders is held before April 28, 2027 or after June 27, 2027, then, in order for such information to be timely, such information must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count: for Proposal 1, votes “For” and “Withhold” and broker non-votes; for Proposal 2, votes “For” and “Against,” abstentions, and, if applicable, broker non-votes; for Proposal 3, votes “For” and “Against,” abstentions, and broker non-votes; and for Proposal 4, votes “For” and “Against,” abstentions, and broker non-votes.
What are broker non-votes?
When a beneficial owner of shares held in street name does not give instructions to his or her broker, bank, or other agent holding the shares as to how to vote on a non-routine matter, the broker, bank, or other agent cannot vote the shares. These unvoted shares are counted as broker non-votes. Proposal 2 is considered routine and, therefore, we do not expect broker non-votes in connection with that proposal.
As a reminder, if you are a beneficial owner of shares held in street name, to ensure that your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent holding the shares by the deadline provided in the materials that you receive from your broker, bank, or other agent.

How many votes are needed to approve each proposal?
On each proposal and director to be voted upon, stockholders have one vote for each share of our common stock owned as of the Record Date. Votes will be counted by the inspector of election. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Withheld Votes and Abstentions	Effect of Broker Non-Votes
1
Election to the Board of Directors of the following nominees presented by the Board: Avinash N. Amin, M.D., Robert A. Cascella, Sheryl L. Conley, Sasha S. Cucuz, Glenn P. Muir, Daniel L. Reuvers, and Megan R. Rosengarten.

Nominees receiving the most “For” votes will be elected as directors.

Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.
			Withheld votes have no effect.	None.

2	Ratification of the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2026.	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Abstentions have the effect of votes against this proposal.	Not applicable. We do not expect any broker non-votes on this proposal.

3	Approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers.	“For” votes, on a non-binding, advisory basis, from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Abstentions have the effect of votes against this proposal.	None.

4	Approval of the Neuronetics, Inc. 2026 Equity Incentive Plan.	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Abstentions have the effect of votes against this proposal.	None.

How does the Board recommend that I vote?
The Board recommends that you vote:
•	“For” each director nominee in Proposal 1;
•	“For” Proposal 2;
•	“For” Proposal 3; and
•	“For” Proposal 4.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of our then-outstanding shares of common stock entitled to vote are present at the Annual Meeting or represented by proxy. At 5:00 p.m. Eastern Time on the Record Date, there were 69,579,508 shares issued and outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote at the Annual Meeting. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting, and final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, then we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1 -
ELECTION OF DIRECTORS
The Board currently consists of seven directors: Avinash N. Amin, M.D., Robert A. Cascella, Sheryl L. Conley, Sasha S. Cucuz, Glenn P. Muir, Daniel L. Reuvers, and Megan R. Rosengarten. Each of our current directors has been nominated to serve as a director this year. Each director to be elected and qualified will hold office until our next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation, or removal.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the seven nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Neuronetics. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
NOMINEES
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills of each nominee that led the Company’s Nominating and Corporate Governance Committee to recommend that person as a nominee for director.
Avinash N. Amin, M.D., age 56, has served as the Managing Partner of Madryn Asset Management, LP, a leading alternative asset management firm that invests in innovative healthcare companies, since 2017. Dr. Amin currently serves as a director of Calibrate Health, a telemedicine company specializing in sustainable weight loss through metabolic health improvement; Willow Innovations, a company dedicated to empowering mothers with innovative solutions that provide freedom and flexibility during their breastfeeding journey; and BioQ Pharma, a specialty pharmaceutical company focused on developing and commercializing ready-to-use infusible pharmaceuticals. Prior to forming Madryn Asset Management, LP, Dr. Amin was a Partner at Visium Fund Management, LP, an investment management firm, where he was the head of the fund’s New York office and was responsible for structured debt, growth equity, and royalty investments in the healthcare industry, from 2014 through 2017. From 2009 through 2014, Dr. Amin was a Managing Director at Siguler Guff & Company, LP, a multi-strategy private equity firm. At Siguler Guff & Company, LP, Dr. Amin headed the firm’s healthcare investment strategy and was responsible for sourcing and leading healthcare investments including royalty monetizations, specialty financings, and buyout/growth equity transactions in both developed and emerging economies. Prior to Siguler Guff & Company, LP, Dr. Amin headed the private equity advisory business of Summit Strategies Group. Prior to joining the financial services industry, Dr. Amin served as the Vice President, Chief Clinical Officer at Novactyl, Inc., from 2000 to 2005. Dr. Amin earned an M.D. from Washington University in St. Louis, Missouri, where he completed his residency and practiced as a physician, and an M.H.A. and a B.A. in classics from Washington University in St. Louis. Dr. Amin is board certified in Internal Medicine. The Company believes that Dr. Amin’s medical background and extensive experience in the financial services industry qualify him to serve as a director on the Board.
Robert A. Cascella, age 71, has served as a member of the Board since April 2021. Over more than 30 years, Mr. Cascella has supported value creation in the healthcare industry, with a strong focus on innovation and integrated solutions. Mr. Cascella retired from Philips on December 31, 2021, after working for the company since 2015. The last position he held before retiring was Executive Vice President and Strategic Business Development Leader, and he was also a member of the company’s Executive Committee. Prior to that role, Mr. Cascella was the CEO for the Precision Diagnosis Segment, responsible for the integration of smart systems, software, informatics and services dedicated to delivering on the promise of precision medicine. Prior to that role, Mr. Cascella was the CEO of the Diagnosis and Treatment Segment, where he was responsible for the development and growth of modality-based diagnostics and interventional treatment and therapy. Before joining Philips, Mr. Cascella spent 11 years at Hologic, a global leader in women’s health, as its president, and later, its CEO. Under his leadership, Hologic broadly diversified its product portfolio and substantially grew revenues through a combination of innovative product development and acquisition, as well as the building of strong customer relationships. Mr. Cascella serves as a board director for Celestica (NYSE: CLS), Mirion Technologies (NYSE: MIR) and Koru Medical Systems (Nasdaq: KRMD). He is also a NACD certified director. Mr. Cascella holds a Bachelor of Arts in accounting from Fairfield University. The Company believes that Mr. Cascella’s financial and managerial experience as CEO of a publicly traded medical technology company, as well as his experience serving on the board of directors of other companies qualifies him to serve as a director on the Board.
Sheryl L. Conley, age 65, has served as a member of the Board since October 2019. Ms. Conley is a 35-year veteran of the orthopedic medical device industry with expertise and executive leadership experience in running full P&L business segments, global brand management, marketing, sales, product development, and operations. Ms. Conley currently serves as an independent Board Director for Anika Therapeutics, Inc. and is a member of the Audit Committee and Chair of the Compensation Committees (May 2021-present). She previously served as an independent Board Director and Board Chair for Surgalign, Inc. and as a member of the Audit Committee (May 2021–October 2023). In addition to her public Board Director positions, Ms. Conley served as an independent Board Director for Keystone Dental, Inc., a privately held company, and was a member of the Audit Committee (February 2022–December 2023). Previously, Ms. Conley was President and Board Member of AcceLINX, Inc., a musculoskeletal health business accelerator from March 2017 to December 2022. From September 2012 to May 2017, Ms. Conley was President & CEO of OrthoWorx, Inc. Prior to her role as the President and CEO of OrthoWorx, Ms. Conley spent 25 years with Zimmer, Inc. in a number of escalating executive leadership roles across a variety of product segments and geographies, during which she provided key leadership in the development and commercial release of over 50 industry leading brands, including as Group President, Americas and Global Brand Management, and Chief Marketing Officer from December 2005 until May 2008. Ms. Conley holds a Bachelor of Science (Biology and Chemistry) and an M.B.A. from Ball State University. She is also an NACD Certified Director. The Company believes that Ms. Conley’s business expertise in the medical device industry, executive P&L leadership roles and global experience in commercial operations, new product and brand development, along with her expertise in board governance, qualify her to serve as a director on the Board.
Sasha S. Cucuz, age 48, is the CEO of Greybrook Securities Inc. (“Greybrook”), where he is responsible for leading the firm’s capital markets and real estate investment strategies. Under his leadership and on behalf of its limited partners in over 30 countries, Greybrook’s portfolio has grown to include over 110 multi-family and residential development projects and over $40 billion worth of estimated completion value. Mr. Cucuz co-chairs Greybrook’s Investment and Project Advisory Committees, which are responsible for approving new acquisitions and actively managing all existing project partnerships. As the former President of Greybrook Health, Mr. Cucuz also played a key role in several portfolio acquisitions including MacuHealth, Bruder Healthcare and TearLab, as well as the launch of Greenbrook TMS Inc. (“Greenbrook”), a leading provider of transcranial magnetic stimulation therapy, a non-invasive therapy for the treatment of major depressive disorder cleared by the United States Food and Drug Administration, which was acquired by the Company in December 2024. Mr. Cucuz currently serves as director of Blu Genes Foundation, a company in the drug safety industry, and NeuPath Health Inc., a company that provides chronic pain management. In 2020, he led the launch of Delos Canada, as well as Greybrook’s investment in Delos Living, LLC a global leader in the health and building sciences. The Company believes that Mr. Cucuz’s executive leadership and experience in the financial services industry qualify him to serve as a director on the Board.
Glenn P. Muir, age 67, has served as a member of the Board since July 2017. From 1992 until 2014 when he retired, Mr. Muir was the Chief Financial Officer at Hologic, Inc., a publicly traded manufacturer and supplier of medical products. He served as Hologic’s Executive Vice President of Finance & Administration from 2000 to 2014, as Vice President of Finance & Administration from 1992 to 2000, and as Controller from 1988 to 1992. Mr. Muir served as a Director of Hologic from 2001 to 2013. Mr. Muir served as Chief Financial Officer and Vice President of Finance & Administration at Metallon Engineered Materials Corp. from 1986 to 1988. He served as a Senior Auditor with Arthur Andersen & Co. from 1981 to 1984. Mr. Muir has been a Director of Repligen Corporation, a publicly traded life science company, since 2015, and of G1 Therapeutics, Inc., a biotechnology company, from 2015 until 2024 when it was acquired. He served as an Independent Director at ReWalk Robotics Ltd. and RainDance Technologies, Inc., both from 2014 to 2017. Mr. Muir earned his bachelor’s degree in accounting from the University of Massachusetts in Amherst, his M.B.A. from the Harvard Business School, and his M. Sc. in taxation from Bentley College Graduate School of Business. He is a certified public accountant (inactive since 2022). The Company believes that Mr. Muir’s leadership and management experience with medical product companies and financial expertise qualifies him to serve as a director on the Board.

Daniel L. Reuvers, age 63, has served as our President and Chief Executive Officer since March 2026 and has over 35 years of experience as a healthcare executive. He was most recently the Chief Executive Officer of Tactile Medical (Nasdaq: TCMD) from May 2020 until July 2024, and he served on the board of Tactile Medical from May 2020 through May 2025. As Chief Executive Officer of Tactile Medical, Mr. Reuvers led growth in revenue, gross margin, profitability, and cash generation. His experience included a third party billing component and advances in revenue cycle management. Prior to that, he held a series of executive-level roles with Integra LifeSciences (Nasdaq: IART) from January 2009 until May of 2020. He served as the president of the company’s Instrument Division from 2009-2013, President of International from 2013-2016 and EVP, President of Codman Specialty Surgical, the company’s $1 billion neurosurgical business segment from 2016-2020. From 2002-2009 he served as president of two privately held companies, Omni-Tract Surgical and Advanced Respiratory, both resulting in successful exits to Integra and Hill-Rom, respectively. He began his medtech career in 1987 with Vital Signs, Inc, where he held progressively expanded roles until 2000. Mr. Reuvers has served on the board of Etac Group, a privately held medtech company based in Stockholm, Sweden, since October 2023. He also serves on the board of PeerBridge Health, a privately held medtech company based in Nashville, Tennessee, since July 2025.
Megan R. Rosengarten, age 49, has served as a member of the Board since August 2021. Ms. Rosengarten is a proven leader known for identifying and championing disruptive technologies in the healthcare space, as well as for commercializing new insights and opportunities. She served as President of the Surgical Robotics business of Medtronic, an over $20 billion medical device company, from 2018 to 2022. There she built and launched a new robotics Global Operating Unit and acquired and successfully integrated a UK-based surgical artificial intelligence start-up, Digital Surgery. From 2014 to 2018, Ms. Rosengarten was VP, Global Marketing, for Hologic, Inc.’s $1 billion Breast and Skeletal Health Division where she served a key role in the company’s turnaround by defining global strategies and executing on opportunities to accelerate growth through innovation. Prior to joining Hologic, Inc., Ms. Rosengarten worked at Covidien from 2008 to 2014 where she helped to found the Robotics incubator to which she later returned to lead and commercialize. Prior to joining Covidien, she led marketing efforts for contact lens and consumer healthcare brands at Johnson & Johnson. She served on the board of BioCT, an organization dedicated to advancing the bioscience industry in Connecticut and as a director of Digital Surgery post-acquisition by Medtronic. Ms. Rosengarten also serves on the Board of Directors of KoKo Medical (formerly Early Bird Medical, Inc.), a medical device startup committed to saving the lives of mothers by developing innovative products that allow for rapid postpartum hemorrhage intervention. In addition, she is a member of the Board of Directors of BioCoat Incorporated, which specializes in hydrophilic coatings and related equipment and services for medical devices. From 2024 to 2025, she served on the Board of Directors of Blue Ocean Robotics, a Denmark-based medical service robotics company. Ms. Rosengarten earned her MBA from Kenan-Flagler Business School at the University of North Carolina, with concentrations in marketing and international business, and her B.S. in Biological Anthropology and Anatomy from Duke University. The Company believes that Ms. Rosengarten’s management experience with medical product companies and expertise commercializing and marketing medical devices qualifies her to serve as a director on the Board.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on the reports received by us and on the representations of the reporting persons, we believe that the reporting persons complied with all applicable filing requirements during the fiscal year ended December 31, 2025.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH NAMED NOMINEE IN PROPOSAL 1.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
Applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”) require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent, and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his or her family members have engaged in various types of business dealings with us, and that the director is not associated with the holders of more than 5% of our common stock. In addition, under applicable Nasdaq rules, a director will qualify as an independent director only if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Board has determined that all of our directors other than Mr. Reuvers are independent directors, as defined under applicable Nasdaq rules. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director.
There are no family relationships among any of our independent directors or executive officers.
BOARD LEADERSHIP STRUCTURE
The Board has an independent Chair, Robert A. Cascella, who has authority, among other things, to preside over Board meetings and stockholder meetings, and such powers and duties as may from time to time be assigned by the Board. The Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. We currently believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders. As a result, we believe that having an independent Chair can enhance the effectiveness of the Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the key functions of the Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather, administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps that our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee and Nominating and Corporate Governance Committee also monitor compliance with legal and regulatory requirements.
The Board oversees our risk management process, including as it pertains to cybersecurity risks, directly and through its committees. The Audit Committee meetings include discussions of emerging industry-wide trends in cybersecurity risks along with specific risk areas for which we have greater risks throughout the year, including those relating to cybersecurity threats. These reports come from our Chief Information and Operations Officer to include our enterprise risk profile on a quarterly basis. The Audit Committee reviews our cybersecurity risk profile with management on a periodic basis using key performance and risk indicators. These indicators are industry-standard metrics and measurements designed to assess the effectiveness of our cybersecurity program in the prevention, detection, mitigation, and remediation of cybersecurity incidents.
ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”)
The Nominating and Corporate Governance Committee is tasked with overseeing all aspects of the Company’s corporate governance functions on behalf of the Board. The Code of Business Conduct and Ethics applicable to all of our employees, executive officers, and directors, which is available on our website at ir.neuronetics.com/corporate-governance/highlights (the “Code of Ethics”), states that every employee of the Company is responsible for complying with all environmental, health, and safety policies and procedures. The Company does not own real estate or manufacturing assets, and the Company evaluates third-party providers, among other things, based upon ESG considerations. By engaging with stakeholders, we do our part to improve today’s environmental challenges and better serve our community while simultaneously delivering on our Company’s business goals.
MEETINGS OF THE BOARD AND STOCKHOLDERS
The Board met eleven times in 2025. The Audit Committee met five times in 2025. The Compensation Committee met nine times in 2025. The Nominating and Corporate Governance Committee met five times in 2025. Each Board member attended at least 75% of the meetings of the Board and the committees on which he or she served in 2025. The Neuronetics independent directors met in regularly scheduled executive sessions during fiscal year 2025, at which only independent directors were present in compliance with applicable Nasdaq listing standards. Mr. Cascella, the Chair of the Board during 2025, presided over the executive sessions. The Company does not have a formal policy with regard to director attendance at annual meetings of stockholders, but the Company encourages directors to attend annual meetings of stockholders. Six of the then-current directors attended our 2025 annual meeting of stockholders, which was held on May 22, 2025. The Company expects all members of the Board to attend the Annual Meeting.
BOARD REPRESENTATION
While the Board believes that its current size and skill set are appropriate, the Board also recognizes the benefit of attracting individuals to the Board with a variety of life experiences, expertise, and backgrounds.
The following matrix presents information regarding the Board’s background statistics as of the Record Date:

Board Background Matrix (as of the Record Date)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities(1)	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1

(1)	One director self-identified as Asian and Hispanic or Latinx.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of its committees meets the applicable Nasdaq rules and regulations regarding independence and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Neuronetics. The following table provides committee membership for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee as of April 9, 2026.

Name	Audit	Compensation	Nominating and Corporate Governance
Avinash N. Amin, M.D.		X	X
Robert A. Cascella
Sheryl L. Conley	X	Chair
Sasha S. Cucuz	X		X
Glenn P. Muir	Chair	X
Daniel L. Reuvers
Megan R. Rosengarten	X		Chair

Audit Committee
As of December 31, 2025, Messrs. Cucuz and Muir and Mms. Conley and Rosengarten served as the members of the Audit Committee, with Mr. Muir serving as chair of the Audit Committee. The Board has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), Rule 10A-3 under the Exchange Act, and applicable Nasdaq listing standards. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their prior and current employment.
The Board has determined that Messrs. Cucuz and Muir qualify as audit committee financial experts within the meaning of SEC regulations and meet the financial sophistication requirements of Nasdaq. In making this determination, the Board has considered their formal education and previous and current experience in financial and accounting roles. Our independent registered public accounting firm regularly meets with the Audit Committee in executive session.
The functions of the Audit Committee include, among other things:
•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•	monitoring the rotation of partners of our independent auditors on our engagement team as required by law;
•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•	establishing procedures for the receipt, retention, and treatment of complaints received by us regarding financial controls, accounting, or auditing matters and other matters;
•	preparing the audit committee report that the SEC requires in our annual proxy statement;
•
reviewing and providing oversight of any related person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including the Code of Ethics;

•	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;
•	reviewing on a periodic basis our investment policy; and
•	reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.
The Audit Committee charter is available on the Company’s website at ir.neuronetics.com/corporate-governance/highlights. The Company believes that the composition and functioning of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent that they become applicable.
Compensation Committee
As of December 31, 2025, Dr. Amin, Ms. Conley, and Mr. Muir served as the members of the Compensation Committee, with Ms. Conley serving as chair of the Compensation Committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that each of these individuals is independent as defined under applicable Nasdaq listing standards, including the standards specific to members of a compensation committee. The functions of the Compensation Committee include, among other things:
•	reviewing, modifying, and approving (or, if it deems appropriate, making recommendations to the Board regarding) our overall executive compensation strategy and policies;
•
reviewing and making recommendations to the Board regarding performance goals and objectives relevant to the compensation of our President and Chief Executive Officer and assessment of his or her performance against these goals and objectives;

•	reviewing and making recommendations to the Board regarding the compensation and other terms of employment of our President and Chief Executive Officer;
•
approving (or, if it deems appropriate, making recommendations to the Board regarding) the compensation and other terms of employment of our executive officers other than our President and Chief Executive Officer;

•
setting (or, if it deems appropriate, making recommendations to the Board regarding) performance goals and objectives relevant to the compensation of our executive officers other than our President and Chief Executive Officer and assessing their performance against these goals and objectives;

•
reviewing and approving (or, if it deems it appropriate, making recommendations to the Board regarding) the equity incentive plans, compensation plans, and similar programs advisable for us, as well as modifying, amending, or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•	reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to our non-employee Board members;

•
establishing policies with respect to votes by our stockholders to approve executive and director compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of non-binding, advisory votes on executive and director compensation;

•	reviewing and assessing the independence of compensation consultants, legal counsel, and other advisors as required by Section 10C of the Exchange Act;
•	administering our equity incentive plans;
•	establishing policies with respect to equity compensation arrangements;
•	reviewing the competitiveness of our executive and director compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;
•
reviewing and approving (other than with respect to our President and Chief Executive Officer) or making recommendations to the Board regarding the terms of any employment agreements, severance arrangements, change in control protections, and any other compensatory arrangements for our executive officers;

•
reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent that such caption is included in any such report or proxy statement;

•	reviewing and approving the compensation committee report to be filed in our annual proxy statement, to the extent such report is required by the SEC; and
•	reviewing and evaluating on an annual basis the performance of the Compensation Committee and the Compensation Committee charter.
The Compensation Committee engaged Alpine Rewards, LLC (“Alpine”), a compensation consulting firm, to assess and make recommendations with respect to the amounts and types of compensation to provide our executives and non-employee directors. Alpine did not provide any other services to us during 2025 other than those for which it had been retained by the Compensation Committee.
As part of the executive compensation process, the Compensation Committee reviewed compensation assessments prepared by Alpine comparing our executive compensation to that of a group of peer companies and met with Alpine to discuss compensation of our executive officers, including our President and Chief Executive Officer, and to receive Alpine’s input and advice. Our President and Chief Executive Officer also provided recommendations to the Compensation Committee regarding the form and amount of compensation to be paid to each executive officer, other than himself. In making final executive compensation decisions for our executive officers other than our President and Chief Executive Officer and a recommendation to the Board regarding the compensation to be paid to our President and Chief Executive Officer, the Compensation Committee considered the recommendations of Alpine and our President and Chief Executive Officer (other than with respect to himself), as well as other factors, such as the Company’s revenue growth, utilization and sales of the Company’s recurring treatment sessions, expense management, the form and amount of compensation to be paid, the achievement by the Company of performance objectives, the Company’s cash position, the general performance of the Company and the individual officers, and other relevant factors.
Final deliberations and decisions regarding executive compensation were made by the Compensation Committee and, in the case of compensation to be paid to our President and Chief Executive Officer, without the presence of any executive officer of the Company. In making final decisions regarding the compensation to be paid to our President and Chief Executive Officer, the Board considered the same factors and gave considerable weight to the recommendations of the Compensation Committee and Alpine. As part of the director compensation process, the Board considered the recommendations of Alpine and the Compensation Committee, as well as fees and other compensation paid to directors of a group of peer companies, the number of Board and committee meetings that our directors are expected to attend, and other factors that may be relevant.

The Compensation Committee charter is available on the Company’s website at ir.neuronetics.com/corporate-governance/highlights. We believe that the composition and functioning of the Compensation Committee complies with all SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent that they become applicable.
Nominating and Corporate Governance Committee
As of December 31, 2025, Dr. Amin, Mr. Cucuz, and Ms. Rosengarten served as the members of the Nominating and Corporate Governance Committee, with Ms. Rosengarten serving as chair of the Nominating and Corporate Governance Committee. The Board has determined that each of these individuals is independent as defined under applicable Nasdaq listing standards and SEC rules and regulations. The functions of the Nominating and Corporate Governance Committee include, among other things:
•	identifying, reviewing, and evaluating candidates to serve on the Board;
•	determining the minimum qualifications for service on the Board;
•	evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on the Board is appropriate;
•	evaluating, nominating, and recommending individuals for membership on the Board;
•	evaluating nominations by stockholders of candidates for election to the Board;
•	considering and assessing the independence of members of the Board;
•	developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles;
•	reviewing and making recommendations to the Board with respect to management succession planning;
•	considering questions of possible conflicts of interest of directors as such questions arise;
•
reviewing the adequacy and effectiveness of the Company’s compliance practices generally and the Company’s policies and procedures for ensuring compliance with legal, regulatory, and quality systems requirements and ethical programs and policies as established by management and the Board; and

•	reviewing and evaluating on an annual basis the Nominating and Corporate Governance Committee charter and the performance of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee also has the power and authority to consider recommendations for Board nominees and proposals submitted by the Company’s stockholders and to establish any policies, requirements, criteria, and procedures in furtherance of the foregoing, including policies and procedures to facilitate stockholder communications with the Board, to recommend to the Board appropriate action on any such proposal or recommendation, and to make any disclosures required by applicable law in the course of exercising its authority.
The Nominating and Corporate Governance Committee charter is available on the Company’s website at ir.neuronetics.com/corporate-governance/highlights. We believe that the composition and functioning of the Nominating and Corporate Governance Committee complies with all SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent that they become applicable to us.
NOMINATION OF DIRECTORS BY STOCKHOLDERS
The Nominating and Corporate Governance Committee will consider director nominees recommended by our stockholders. A stockholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should send the recommendation to Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary, and we will forward it to the Nominating and Corporate Governance Committee. The recommendation must include a description of the candidate’s qualifications for board service, including all of the information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC, as amended, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the Nominating and Corporate Governance Committee as a nominee, must comply with the notice procedures set forth in our bylaws. See the section entitled “Questions and Answers About These Proxy Materials and Voting – When are stockholder proposals and director nominations due for next year’s annual meeting?” for more information regarding these procedures. The Nominating and Corporate Governance Committee will consider and evaluate persons recommended by the stockholders in the same manner as it considers and evaluates other potential directors, including incumbent directors.
DIRECTOR QUALIFICATIONS
The Board believes that its membership should consist of individuals with sufficiently diverse and independent backgrounds and with the appropriate expertise required to serve as a director of the Company. The Nominating and Corporate Governance Committee is responsible for ensuring that the Board meets this objective and is responsible for reviewing the qualifications of potential director candidates and recommending the director candidates to be nominated for election to the Board. In evaluating director candidates and nominees, the Nominating and Corporate Governance Committee considers the following criteria: professional experience; education; skill; diversity; differences of viewpoint; other individual qualities and attributes that will positively contribute to the Board, including integrity and high ethical standards; industry experience; subject matter expertise; the ability to express opinions, ask difficult questions, and make informed, independent judgments; and the ability to devote sufficient time to prepare for and attend Board meetings. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for any prospective nominee.
CODE OF ETHICS
The Code of Ethics is applicable to all of our employees, executive officers, and directors. The Nominating and Corporate Governance Committee is responsible for overseeing the Code of Ethics and must approve any waivers of the Code of Ethics for employees, executive officers, and directors. In addition, we intend to post on our website all disclosures that are required by law or applicable Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics.
NO HEDGING
The Company’s compliance and ethics manual prohibits any employee or director of the Company from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, or other inherently speculative transactions with respect to the Company’s stock at any time.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Board expects that the views of our stockholders will be heard by the Board and its committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group, or any individual director may send communications directly to us at Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. The foregoing communication procedure does not apply to: (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals; or (ii) service of process or any other notice in a legal proceeding.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Sheryl L. Conley
Sasha S. Cucuz
Glenn P. Muir (Chair)
Megan R. Rosengarten
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2 -
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected KPMG as our independent registered public accounting firm for the year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
KPMG currently serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2025. KPMG has served as our auditors since 2003. KPMG does not have and has not had any financial interest, direct or indirect, in the Company, and does not have and has not had any connection with the Company except in its professional capacity as our independent auditors.
The Audit Committee and the Board believe that the continued retention of KPMG to serve as our independent registered public accounting firm is in the best interests of the Company and our stockholders. As a matter of good corporate governance, we are asking stockholders to ratify such selection. If this selection is not ratified at the Annual Meeting, the Audit Committee intends to reconsider its selection of KPMG. Even if the selection is ratified, the Audit Committee in its sole discretion may direct the selection of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.
Audit and non-audit services to be provided by KPMG are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are costs or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.
The Audit Committee is directly responsible for appointing, compensating, and providing oversight of the performance of our independent registered public accounting firm for the purpose of issuing audit reports and related work regarding our financial statements. The Audit Committee is also responsible for approving the audit fee of our independent registered public accounting firm.
“For” votes from holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required to ratify the selection of KPMG. Abstentions will have the effect of votes against Proposal 2 but will otherwise count towards a quorum. Broker non-votes will count towards a quorum but will have no effect on the outcome of Proposal 2.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the years ended December 31, 2025 and 2024, by KPMG, our principal accountant:

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$1,111,677	$1,080,569
Audit-Related Fees	$—	$—
Tax Fees(2)	$293,939	$108,000
All Other Fees	$—	$—
Total Fees	$1,405,617	$1,188,569

(1)
For the years ended December 31, 2025 and 2024, the aggregate audit fees billed for professional services rendered for audits and quarterly reviews of our financial statements, procedures required for filings with the SEC, and related comfort letter procedures. Audit fees also include out-of-pocket expenses associated with the annual audit and related quarterly reviews.

(2)	Tax fees consist of fees for tax consultation and compliance services.
All fees described above were pre-approved by the Audit Committee.

Pre-Approval Procedures
The Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service.
The Audit Committee has determined that the rendering of services other than audit services by KPMG is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common stock as of the Record Date by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors, each nominee for director, and each of our Named Executive Officers; and
•	all of our directors and Named Executive Officers as a group.
Beneficial ownership is based upon 69,579,508 shares of common stock issued and outstanding as of 5:00 p.m. Eastern Time on the Record Date and determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Shares of common stock issuable upon vesting of outstanding equity awards that are exercisable or subject to vesting within 60 days after the Record Date are deemed beneficially owned, and such shares are used in computing the percentage ownership of the person holding the awards but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
Unless otherwise noted below, the address of each director and executive officer is c/o Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355.

	Number and Percentage of Common Stock Beneficially Owned
Name of beneficial owner	Number	Percent
5% or greater stockholders:(1)
Madryn Asset Management, LP and related investment entities(2)	20,737,061	29.8%
Jorey Chernett	9,778,988	14.1%
Parian Ultreia, LP	4,884,908	7.0%
Directors and executive officers:
Keith J. Sullivan(3)	2,140,891	3.1%
Steven E. Pfanstiel(4)	8,569	*%
W. Andrew Macan(5)	382,894	*%
Sasha S. Cucuz(6)	2,030,924	2.9%
Robert A. Cascella(7)	588,767	*%
Sheryl L. Conley(8)	166,982	*%
Avinash N. Amin, M.D.(9)	42,500	*%
Glenn P. Muir(10)	347,254	*%
Megan R. Rosengarten(11)	140,890	*%
Daniel L. Reuvers	0	*%
All executive officers and directors as a group	5,849,671	8.4%

*	Indicates beneficial ownership of less than 1% of the shares of common stock outstanding.
(1)	Based on number of shares reported by the 5% or greater stockholders on Schedule 13D, 13G or Form 4 filed with the SEC as of 5:00 p.m. Eastern Time on the Record Date.
(2)
Consists of (i) 1,142,351 shares of common stock held by Madryn Health Partners II, LP (“MHP II”), (ii) 17,333,542 shares of common stock held by Madryn Health Partners II (Cayman Master), LP, (“MHP II Cayman”), and (iii) 2,261,168 shares of common stock held by Madryn Select Opportunities, LP (“MSO”). Each of MHP II, MHP II Cayman, and MSO have sole voting and investment power with respect to such respective shares of common stock. Madryn Health Advisors II, LP (“MHA II”), as the general partner of MHP II and MHP II Cayman, and Madryn Select Advisors, LP (“MSA”), as the general partner of MSO, may also be deemed to have sole voting and investment power with respect to such shares of common stock. Madryn Asset Management, LP

(“MAM”), the investment advisor of MHP II, MHP II Cayman, and MSO, may also be deemed to have sole voting and investment power with respect to such shares of common stock. The principal address of MHP II, MHP II Cayman, MSO, MHA II, MSA, and MAM is c/o Madryn Asset Management, LP, 330 Madison Avenue - Floor 33, New York, NY 10017.
(3)
Consists of 1,240,891 shares of common stock and 900,000 shares of common stock issuable upon exercise of outstanding options. Does not include, awards of restricted stock units representing 350,033 shares of our common stock which have not yet vested, or awards of performance restricted stock units representing 770,838 shares of common stock which have not vested.

(4)
Does not include awards of restricted stock units representing 820,212 shares of our common stock which have not yet vested, or awards of performance restricted stock units representing 75,000 shares of common stock which have not vested.

(5)
Consists of 382,894 shares of common stock. Does not include awards of restricted stock units representing 514,376 shares of our common stock which have not yet vested or awards of performance restricted stock units representing 146,252 shares of common stock which have not vested.

(6)	Consists of 2,030,924 shares of common stock and restricted stock units representing 30,000 shares of our common stock.
(7)	Consists of 552,517 shares of common stock and restricted stock units representing 36,250 shares of our common stock.
(8)	Consists of 130,352 shares of common stock, 6,630 shares of common stock issuable upon exercise of outstanding options and restricted stock units representing 30,000 shares of our common stock.
(9)	Consists of 12,500 shares of common stock and includes of restricted stock units representing 30,000 shares of our common stock.
(10)	Consists of 280,452 shares of common stock, 36,802 shares of common stock issuable upon exercise of outstanding options and restricted stock units representing 30,000 shares of our common stock.
(11)	Consists of 110,890 shares of common stock and restricted stock units representing 30,000 shares of our common stock.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of April 9, 2026.

NAME	AGE	POSITION(S)
Daniel L. Reuvers	63	President and Chief Executive Officer
Steven E. Pfanstiel	53	Executive Vice President, Chief Financial Officer, and Treasurer
W. Andrew Macan	53	Executive Vice President, Chief Legal Officer, and Corporate Secretary

Daniel L. Reuvers’ biography appears in the “Proposal 1 – Election of Directors” section of this proxy statement.
Steven E. Pfanstiel has served as our Executive Vice President, Chief Financial Officer, and Treasurer since July 1, 2025 and his term will end on May 1, 2026 pursuant to his resignation as previously disclosed. Prior to joining the Company, he most recently worked at Marinus Pharmaceuticals, a publicly traded pharmaceutical company specializing in rare diseases and neuroscience, from April 2021 through March 2025, where he most recently served as Chief Financial Officer and Chief Operating Officer. From April 2021 to March 2023, he served as Chief Financial Officer at Marinus Pharmaceuticals. From January 2020 to March 2021, Mr. Pfanstiel served as Vice President, Finance of LifeScan, Inc. (“LifeScan”), a medical device company focused on the diabetes market, where he was responsible for supporting LifeScan’s global commercial and development organizations, as well as its financial planning and analysis treasury functions. Before LifeScan, Mr. Pfanstiel served as Senior Director of FP&A at OptiNose, Inc. (“OptiNose”), a publicly traded specialty pharmaceutical company focused on diseases treated by ear, nose, and throat and allergy specialists, from February 2018 to January 2020. From July 2016 to February 2018, Mr. Pfanstiel served as Senior Director supporting Global Strategic Marketing for the DePuy Synthes Companies, a franchise of orthopedic and neurosurgery companies owned by Johnson & Johnson. Earlier in his career, Mr. Pfanstiel held various finance positions within Johnson & Johnson, including Janssen R&D, LifeScan, and Ethicon Endo-Surgery. Mr. Pfanstiel received his B.A. in Physics from Wabash College, his M.S. in Environmental Systems Engineering from Clemson University and his MBA from Indiana University, Kelley School of Business.
W. Andrew Macan has served as our Executive Vice President, Chief Legal Officer, and Corporate Secretary since May 2025, from February 2023 to May 2025 as our Executive Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary, and from January 2020 to February 2023 as our Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary. During his tenure with the Company, Mr. Macan has overseen all legal, compliance, and corporate governance matters while also taking on leadership responsibility across several operational areas, including commercial operations, revenue cycle management, reimbursement strategy, human resources, and quality assurance. Prior to joining the Company, Mr. Macan was Senior Vice President, General Counsel, and Corporate Secretary of U.S. Silica Holdings, Inc., a Russell 2000 diversified minerals company, from October 2018 until January 2020. He served in roles of increasing responsibility with Axalta Coating Systems, LLC, from October 2013 until October 2018, most recently as General Counsel and Chief Compliance Officer, Americas, and The Chubb Corporation, from October 2003 until October 2013, including as Vice President, Corporate Counsel, and Secretary for over 8 years. Mr. Macan began his career in private practice at Ballard Spahr LLP and Dechert LLP. He earned a B.A. in Government from Franklin & Marshall College and his J.D. from Emory University School of Law with distinction and Order of the Coif.

EXECUTIVE COMPENSATION
As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis in our executive compensation disclosure and have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies.
The following section describes the compensation that was earned by our Named Executive Officers. Our Named Executive Officers for 2025 were:
•	Keith J. Sullivan, President and Chief Executive Officer;
•	Stephen Furlong, Executive Vice President, Chief Financial Officer, and Treasurer (until July 14, 2025);
•	Steven E. Pfanstiel, Executive Vice President, Chief Financial Officer, and Treasurer (commencing July 15, 2025); and
•
W. Andrew Macan, Executive Vice President, Chief Legal Officer, and Corporate Secretary. Mr. Macan’s title was changed in May 2025 from Executive Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary.

On March 12, 2026, the Board appointed Daniel L. Reuvers as the Company’s President and Chief Executive Officer effective on March 23, 2026. Mr. Reuvers was not a Named Executive Officer in 2025 and did not earn any compensation from the Company in 2025. Mr. Sullivan remains as a consultant to ensure a smooth transition pursuant to a consulting agreement by and between the Company and Mr. Sullivan dated April 1, 2026.
Executive Compensation Process
The Compensation Committee is responsible for the executive compensation program for our executive officers, including our Named Executive Officers. The Compensation Committee has reviewed the corporate goals and objectives relating to the compensation of our President and Chief Executive Officer, evaluated the performance of our President and Chief Executive Officer in light of those goals and objectives, and recommended to the Board the compensation of our President and Chief Executive Officer based on such evaluation. In addition, the Compensation Committee has reviewed and approved all compensation for our other executive officers, including our other Named Executive Officers.
We have designed our compensation program to:
•	motivate and reward our executives to achieve or exceed our financial and operating performance objectives;
•	propel our business forward through a focus on operational excellence and execution of our business strategy;
•	link each NEO’s compensation with specific business objectives;
•	align each NEO’s compensation with the interests of stockholders;
•	reinforce accountability and cooperation;
•	attract and retain talented leaders who can drive and implement our growth and operational excellence strategies;
•	reward individual performance and accomplishments; and
•	maintain competitive compensation packages relative to those of our peers and other companies with whom we compete for highly skilled talent.
The Compensation Committee oversees our compensation program with the goal of driving high performance and increasing stockholder value through our pay programs and corporate culture. Company and individual performance goals are integrated into our compensation program.
The Compensation Committee uses compensation data from our identified peer companies: (i) as one of several factors in determining appropriate compensation parameters; and (ii) to inform its decisions about overall compensation opportunities, specific compensation elements, and targeted compensation levels. In establishing targeted pay levels, the Compensation Committee considers not only competitive market data, but also factors such as company and individual performance, scope of responsibility, critical needs and skill sets, leadership potential, internal equity, and succession planning. The Compensation Committee believes that this approach gives it the ability to more accurately reflect factors and individual contributions.
Focus on Governance and Compensation Best Practices
The Company has risk mitigation factors relating to executive compensation aligned with governance best practices, including the following:
•
The Company adopted a clawback policy on December 1, 2023 to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. The policy provides for the recoupment of certain incentive-based executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements applicable to the Company under the federal securities laws.

•
In November 2024, the Board adopted stock ownership guidelines pursuant to which, within five years of the later of the Board’s implementation of such guidelines or the applicable person’s appointment to the role in question: (i) the Company’s Chief Executive Officer must hold the lesser of 700,000 shares of the Company’s stock or the number of shares equal to three times his annual base salary; (ii) each of the Company’s other NEOs must hold the lesser of 150,000 shares of the Company’s stock or the number of shares equal to such NEO’s annual base salary; and (iii) each of the Company’s directors must hold the lesser of 55,000 shares of the Company’s common stock or the number of shares equal to three times such director’s annual cash retainer.

•
To promote compliance with insider trading laws, rules, and regulations, the Company maintains a pre-clearance policy pursuant to which certain officers and directors may not engage in any transaction in the Company’s securities without obtaining pre-clearance from the Company’s Chief Financial Officer, the Company’s Chief Legal Officer, or their respective designees. Pre-cleared transactions must be completed within two business days; otherwise, a new pre-clearance is required.

•
The Company has a limited trading window, which opens two full trading days after the public dissemination of the Company’s annual or quarterly financial statements and closes on the 15th day of the last month of each fiscal quarter.

•
Employees and directors are prohibited from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, and other inherently speculative transactions with respect to the Company’s stock at any time.

•
A significant portion of compensation for NEOs is considered “at-risk.” Annual cash bonuses are only paid upon the achievement of financial and individual objectives set early in the fiscal year. NEOs also receive equity compensation, which in 2025 included a mix of performance-based restricted stock units with vesting tied to the achievement of financial or other goals (“PRSUs”) and time-based restricted stock units (“RSUs”) to balance retention while aligning NEOs with stockholder performance.

Policies and Practices Regarding the Granting of Equity Incentive Compensation
Under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) and related policies and practices, annual equity grants to employees (including those to NEOs) are generally made at regularly scheduled Compensation Committee and Board meetings around February.
Grants for new hires are generally made on or around the date of the next regularly scheduled Compensation Committee meeting following such new hire’s start date. These Compensation Committee and Board meetings are generally scheduled at least one year in advance.
Options are granted under a stockholder-approved plan and at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. During the year ended December 31, 2025, the Company did not grant any options.
As a general matter, the Compensation Committee does not take material nonpublic information into account when determining the timing and terms of awards. This grant timing is used to provide for a routine and regular grant practice regarding all employees, and to make sure that the existence (or lack thereof) of material nonpublic information is not a factor in decisions about the timing or size of grants. Similarly, the Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities that was earned by our Named Executive Officers for the fiscal years ended December 31, 2025 and 2024:

Name and Principal Position (a)	Year (b)	Salary ($) (d)	Bonus ($)(2) (d)	Restricted Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($)(2) (g)	All Other Compensation ($)(3) (i)	Total ($) (j)
Keith J. Sullivan President and Chief Executive Officer	2025	$728,000	—	$3,208,750	—	$412,776	$15,538	$4,365,064
	2024	$728,000	—	$1,503,000	—	$169,260	$30,350	$2,430,610

Steven E. Pfanstiel, Executive Vice President, Chief Financial Officer, and Treasurer	2025	$221,818	$27,945	$2,036,749	—	$45,271	—	$2,331,784

Stephen Furlong, Executive Vice President, Chief Financial Officer, and Treasurer	2025	$281,867	—	$936,600	—	—	—	$1,218,467
	2024	$446,100	$46,610	$546,000	—	$54,184	$69,285	$1,182,179

W. Andrew Macan Executive Vice President, Chief Legal Officer, and Corporate Secretary	2025	$463,500	$69,525	$1,461,974	—	$93,859	$25,661	$2,114,519
	2024	$450,000	$45,000	$512,213	—	$52,313	—	$1,059,526

(1)
The amounts reported represent the aggregate grant date fair value of the options to purchase shares of our common stock and stock awards that may be settled for shares of our common stock granted to the Named Executive Officers in the covered fiscal years, calculated in accordance with the Financial Accounting Standard Board’s ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. See Note 17 (Share Based Compensation) to our financial statements as included in our Annual Report on Form 10-K filed with the SEC on March 17, 2026 for the assumptions used in calculating the grant date fair value of the stock options and stock awards reported in these columns.

(2)	Reflects amounts paid pursuant to our bonus program for each of the covered fiscal years. For a description of our bonus program, see “Narrative Disclosure to Summary Compensation Table” below.
(3)
For the years ended December 31, 2025 and 2024, the amount reported for Mr. Sullivan includes payment of $15,538 and $14,922, respectively, for automobile commuting costs to spend business time at corporate headquarters in Malvern, PA, including $348 and $522, respectively for a gross-up payment to offset the tax liability. For the year ended December 31, 2024, the amount reported for Mr. Sullivan also includes payment of $15,427, for travel and entertainment expense, including $3,756 for a gross-up payment to offset the tax liability. For the years ended December 31, 2024, the amount reported for Mr. Furlong includes payment of $53,859, for relocation expenses associated with travel to corporate headquarters, including $19,359, for a gross-up payment to offset the tax liability incurred in connection with such expenses. For the years ended December 31, 2024, the amount reported for Mr. Furlong also includes payment of $15,427, for travel and entertainment expenses, including $3,756, for a gross-up payment to offset the tax liability incurred in connection with such expenses. For the year ended December 31, 2025, the amount reported for Mr. Macan includes payment of $25,661 for travel and entertainment expenses, including $7,531 for a gross-up payment to offset the tax liability incurred in connection with such expenses.

Narrative Disclosure to 2025 Summary Compensation Table
The compensation of our Named Executive Officers generally consists of base salary, an annual non-equity incentive opportunity, and long-term incentive compensation in the form of equity awards.
Base Salary
The Compensation Committee reviews the base salaries of our executive officers, including our Named Executive Officers, from time to time, and makes adjustments (or, in the case of our President and Chief Executive Officer, may recommend adjustments for approval by the Board) as it determines to be reasonable and necessary to reflect the scope of their performance, contributions, responsibilities, experience, prior salary level, position and market conditions, including base salary amounts relative to similarly situated executive officers at peer group companies.

In February 2025, the Compensation Committee adjusted the salaries of the NEOs (other than Mr. Pfanstiel, who was not with the Company in February 2025) as stated below. Mr. Pfanstiel’s base salary was set at $480,000 when he joined the Company on July 15, 2025.

	2024	2025
Keith J. Sullivan	$728,000	$728,000.00
Steven E. Pfanstiel(1)	—	$480,000.00
Stephen Furlong(2)	$466,128.00	$480,092.90
W. Andrew Macan	$450,000.00	$463,500.00

(1)	Mr. Pfanstiel’s employment commenced July 2025, and he was not employed by us in 2024.
(2)	Mr. Furlong served as Executive Vice President, Chief Financial Officer, and Treasurer until July 2025.
The actual base salaries paid to Messrs. Furlong, Macan, Pfanstiel, and Sullivan for 2025 are set forth in the Summary Compensation Table below. The Compensation Committee evaluated all executive base salaries in consultation with Alpine.
Annual Cash Bonuses
Financial and individual performance goals for our annual non-equity incentive plans are set and approved by the Compensation Committee early in the fiscal year. Each of Messrs. Furlong, Macan, Pfanstiel, and Sullivan participated in our 2025 annual non-equity incentive plan and were eligible to earn a cash incentive award based on corporate performance focused on revenue and earnings before interest and taxes (“EBIT”) objectives and, with respect to Messrs. Furlong, Macan, and Pfanstiel, individual performance goals.
The 2025 target annual cash incentive opportunity of Messrs. Macan, Pfanstiel, and Sullivan are outlined in the table below. Because Mr. Furlong was no longer with the Company after August 1, 2025, he did not receive a payout under our 2025 annual non-equity incentive plan.

	Target (as a % of Salary)	2025 Annual Incentive Goals & Weightings
		Revenue	EBIT	Individual Performance
Keith J. Sullivan	100%	70%	30%	—
Steven E. Pfanstiel(1)	50%	50%	30%	20%
W. Andrew Macan	50%	50%	30%	20%

___________
(1)	Actual bonus opportunity to be prorated from commencement of employment
In February 2026, the Compensation Committee evaluated the Company’s performance relative to these performance metrics. The Company achieved $149,157,000 of revenue, satisfying the threshold level of performance for the revenue metric, resulting in a payout at 81% of target for the revenue metric. The Company did not satisfy the threshold level of performance for the EBIT metric, so there was no payout for the EBIT metric.

	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual	Payout (as a % of Target)
Revenue	$141,600,000	$157,300,000	$180,900,000	$149,157,000	81%
EBIT	($18,170,000)	($15,550,000)	($12,860,000)	$(31,436,000)	0%

The individual performance goals for Messrs. Macan and Pfanstiel were qualitative in nature based on the achievement of specified goals for the business functions they oversee. In February 2026, Mr. Sullivan presented to the Compensation Committee and the Compensation Committee considered, an evaluation of the individual performance of Messrs. Macan and Pfanstiel relative to goals outlined for 2025. The Compensation Committee considered the following contributions and key achievements for each officer and determined that Messrs. Macan and Pfanstiel satisfied their individual performance goals at 150% and 125% of target, respectively:
W. Andrew Macan
•	Integrated Greenbrook legal, compliance, and human resources functions
•	Streamlined efforts between reimbursement health policy initiatives and access to insurances
•	Normalized Greenbrook cash flow through buildout, training, and implementation of revenue cycle management team
•	Implemented one combined human resources system of record
•	Combined employee benefit offerings
•	Decreased turnover by building career paths and compensation structure
Steven E. Pfanstiel
•	Improved investor relations and guidance process
•	Improved internal financing reporting
•	Developed enhanced understanding of financial analysis and metrics
•	Ensured adequate funding and balance sheet strength
•	Implemented financially informed decision-making processes throughout the Company
•	Ensured compliant accounting and financial reporting processes
The overall payouts for Messrs. Macan, Pfanstiel, and Sullivan were 70.5%, 65.5%, and 56.7% of target, respectively.
The amounts of non-equity incentive compensation awarded with respect to the year ending December 31, 2025 are set forth in the columns entitled “Non-Equity Incentive Compensation” and “Bonus” in the Summary Compensation Table.
Long-Term Incentive Compensation
Pursuant to the terms and conditions of the 2018 Plan, in February 2025, the Compensation Committee followed its longstanding practice of granting annual long-term incentive awards, including to Messrs. Furlong, Macan, and Sullivan, in the form of RSUs. Also, in February 2025 (following its practice established in November 2024), the Compensation Committee and the Board incorporated performance metrics into a portion of the annual long-term incentive awards granted to members of the Company’s senior leadership team, including Messrs. Furlong, Macan, and Sullivan. Detail on all PRSU awards granted in 2025 is included in the section entitled “2025 PRSU Awards”.
The Compensation Committee retains discretion to grant equity awards outside of the Company’s annual long-term incentive program from time to time. Such awards may be made in connection with new hires, promotions, retention needs, recognition of extraordinary performance, or other special circumstances as determined by the Compensation Committee.
For more information regarding RSUs and PRSUs granted to our Named Executive Officers in 2025 that may be settled for shares of our common stock, please see the section entitled “Outstanding Equity Awards at Fiscal Year End Table”.
2025 RSU Awards
In February 2025, the Compensation Committee (and in the case of Mr. Sullivan, the Board) granted Messrs. Furlong, Macan, and Sullivan 157,500, 157,500, and 375,000 RSUs, respectively, that would vest on the first, second, and third anniversary of the original grant date.

When he joined the Company on July 15, 2025, Mr. Pfanstiel received an inducement grant of 400,000 RSUs, 200,000 of which would vest pro rata on the first, second, and third anniversary of Mr. Pfanstiel’s start date, and 200,000 of which would vest pro rata on the second, third, and fourth anniversary of Mr. Pfanstiel’s start date (in each case, subject to Mr. Pfanstiel continuing to provide service through the applicable date).
In December 2025, in connection with Mr. Sullivan’s announced intention to retire, the Compensation Committee granted 164,361 and 170,212 RSUs to Messrs. Macan and Pfanstiel, respectively, intended to promote stability and continuity in our leadership team. The RSUs would vest on the earlier of June 30, 2027, the Company’s termination of the recipient without cause, or the recipient’s resignation for good reason.
2025 PRSU Awards
In February 2025, the Compensation Committee (and in the case of Mr. Sullivan, the Board) granted Messrs. Furlong, Macan, and Sullivan 52,500, 52,500, and 125,000 PRSUs, respectively, that would vest in equal installments depending upon the Company’s achievement of cash balance growth targets as of December 31, 2025, 2026, and 2027, with the actual number of shares received ranging from 0% to 150% of the target award depending upon the amount of cash on the Company’s balance sheet as of each such date. As of December 31, 2025, the Company achieved the threshold year-end cash balance target for December 31, 2025, but it would not have done so in the absence of debt and equity financing that the Compensation Committee and the Board did not contemplate when they made the grants; as such, the Compensation Committee exercised negative discretion on the final result such that that portion of the award did not vest.
In August 2025, to align Mr. Pfanstiel with the Company’s 2025 cash flow breakeven objectives, the Compensation Committee granted Mr. Pfanstiel 75,000 PRSUs. In each case, subject to Mr. Pfanstiel continuing to provide service through the applicable date, PRSUs vest on December 31, 2025 based on the following performance criteria: (i) 66.7% upon the achievement of cash flow breakeven in the third quarter of 2025; and (ii) 33.3% upon the achievement of cash flow breakeven in the fourth quarter of 2025. The Company did not achieve cash flow breakeven in the third quarter of 2025, so that portion of the award did not vest. The Company achieved cash flow breakeven in the fourth quarter of 2025, so that portion of the award vested.
In October 2025, to align the recipients with the Company’s 2026 cash flow breakeven objectives, the Compensation Committee (and in the case of Mr. Sullivan, the Board) granted 101,250, 75,000, and 337,500 PRSUs to Messrs. Macan, Pfanstiel, and Sullivan, respectively. The PRSUs vest 100% on September 30, 2026 (or as soon as practicable thereafter when achievement could be determined and subject to service through the applicable date) upon the achievement of the following performance criteria: (i) 33.3% for achievement of cash flow breakeven in the first quarter of 2026; (ii) 33.3% for the achievement of cash flow breakeven in the second quarter of 2026; and (iii) 33.3% for the achievement of cash flow breakeven in the third quarter of 2026.
2024 PRSU Awards
In connection with the Company’s acquisition of Greenbrook, on December 10, 2024, Messrs. Furlong, Macan, and Sullivan received PRSUs that would vest on December 31, 2025, subject to satisfaction of the applicable performance metrics and continuous service of the recipient through such date. The performance metrics were as follows: (i) 25% of the award would be attained if the Company achieved cash flow breakeven for the fiscal quarter ended June 30, 2025; (ii) 50% of the award would be attained if the Company achieved cash flow breakeven for the fiscal quarter ended September 30, 2025; and (iii) 25% of the award would be attained if the Company achieved cash flow breakeven for the fiscal quarter ended December 31, 2025. Performance criteria were not attained for the fiscal quarters ending June 30, 2025 and September 30, 2025, but were attained for the final quarter of 2025; as such, 25% of the PRSUs vested.
Employment Agreements
We have entered into employment agreements or offer letters with our NEOs. The key terms and conditions of these agreements are described below. For a discussion of the post-employment compensation arrangements with each of our Named Executive Officers, see the section entitled “Executive Officer Post-Employment Compensation Arrangements.”
Mr. Sullivan
We entered into an employment agreement with Mr. Sullivan dated July 14, 2020, pursuant to which we employed him as our President and Chief Executive Officer and he served as a member of the Board during

2025. The agreement entitled Mr. Sullivan to a target annual cash bonus opportunity of at least 75% of his annual base salary, subject to annual review and adjustment by the Board upon recommendation from the Compensation Committee, with the actual amount of such annual bonus payable to be determined by the Board, based on the achievement of corporate performance objectives determined and agreed to by the Board. Effective November 2, 2023, we amended and restated the agreement to update Mr. Sullivan’s annual base salary, his target annual cash bonus opportunity (from 75% to 100% of his annual base salary), and his severance benefits (as described in greater detail in the section entitled “Executive Officer Post-Employment Compensation Arrangements”). Mr. Sullivan’s 2025 annual base salary was $728,000. See the section entitled “Executive Officer Post-Employment Compensation Arrangements” for more information regarding severance benefits.
On November 4, 2025, the Company announced that Mr. Sullivan, who has served as President and Chief Executive Officer since July 14, 2020, informed the Board of his intention to retire on June 30, 2026. On March 12, 2026, the Board appointed Daniel L. Reuvers as the Company’s President and Chief Executive Officer effective on March 23, 2026. Mr. Sullivan remains as a consultant to ensure a smooth transition pursuant to a consulting agreement by and between the Company and Mr. Sullivan dated April 1, 2026. Mr. Sullivan is not entitled to any additional compensation under the consulting agreement, but he remains eligible for vesting during the term of his consultancy.
Messrs. Furlong, Macan, and Pfanstiel
We entered into employment offer letters with each of Messrs. Furlong, Macan, and Pfanstiel. The employment of each is at will, and each agreement endures until terminated by either party. Mr. Furlong’s employment agreement was terminated effective as of August 1, 2025. See the section entitled “Executive Officer Post-Employment Compensation Arrangements” for more information regarding severance benefits.
On March 31, 2026, Mr. Pfanstiel informed the Company of his intention to resign on May 1, 2026. Mr. Pfanstiel’s decision to resign was not the result of any dispute or disagreement with the Company, the Company’s management, or the Company’s Board of Directors on any matter relating to the Company’s operations, policies, or practices.
Perquisites
Mr. Furlong was entitled to commuting costs reimbursement, including reimbursement for weekly round-trip coach class airfare to corporate headquarters in Malvern, PA; reimbursement of certain related travel expenses; and a tax gross-up payment to offset any tax liability that Mr. Furlong incurred as a result of any reimbursed relocation expenses. In 2025, Mr. Macan attended our annual President’s Club trip as the executive sponsor because Mr. Sullivan was unable to attend. The President’s Club trip is an all-expenses-paid trip that is awarded to qualifying sales representatives and their guests based on achievement of pre-defined goals. The value of Mr. Macan and his spouse attending the President’s Club trip is reflected in the “All Other Compensation” column of the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year End Table
The following table sets forth information regarding the outstanding and unexercised stock options and RSUs held by each of our Named Executive Officers as of December 31, 2025. The vesting schedule applicable to each outstanding equity award is described in the footnotes to the table. For information regarding the vesting acceleration provisions applicable to the equity awards of our Named Executive Officers, see the section entitled “Executive Officer Post-Employment Compensation Arrangements.”

Name (a)	Equity Award Grant Date	Number of securities Underlying Unexercised options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (g)	Market Value of Shares or Units of Stock that have not Vested (h)
Mr. Sullivan	7/14/2020	900,000		$1.98	07/13/30	250,000(2)	345,000
	2/3/2021	—	—	—	—	100,000(3)	$138,000
	2/9/2023	—	—	—	—	95,000(1)	$131,126
	2/5/2024	—	—	—	—	200,010(1)	$276,014
	12/10/2024	—	—	—	—	112,500(5)	$155,250
	2/24/2025	—	—	—	—	326,250(1)	$450,225
	2/24/2025	—	—	—	—	48,750(1)	$67,275
	2/24/2025	—	—	—	—	83,338(6)	$115,006
	10/29/2025	—	—	—	—	337,500(7)	$465,750

Mr. Pfanstiel	7/15/2025	—	—	—	—	200,000(1)	$276,000
	7/15/2025	—	—	—	—	200,000(9)	$276,000
	8/20/2025	—	—	—	—	25,000(5)	$34,500
	10/29/2025	—	—	—	—	75,000(7)	$103,500
	12/30/2025	—	—	—	—	170,212(8)	$234,893

Mr. Furlong	—	—	—	—	—	—	—

Mr. Macan	2/3/2021	—	—	—	—	10,000(4)	$13,800
	2/8/2023	—	—	—	—	30,006(1)	$41,408
	2/5/2024	—	—	—	—	52,203(1)	$72,040
	2/5/2024	—	—	—	—	7,801(1)	$10,765
	2/29/2024	—	—	—	—	1,301(1)	$1,795
	2/29/2024	—	—	—	—	8,701(1)	$12,007
	12/10/2024	—	—	—	—	33,750(5)	$46,575
	2/24/2025	—	—	—	—	20,475(1)	$28,256
	2/24/2025	—	—	—	—	137,025(1)	$189,095
	2/24/2025	—	—	—	—	35,002(6)	$48,303
	10/29/2025	—	—	—	—	101,250(7)	$139,725
	12/30/2025	—	—	—	—	164,361(8)	$226,818

(1)
One-third or approximately thirty-three percent (33%) of the shares subject to the RSUs grant shall vest on the first, second, and third anniversary of the original grant date subject to reporting person continuing to provide service through each such date.

(2)
Consists of 250,000 performance restricted stock units comprised of two equal tranches each of which vest in equal installments of 125,000 shares based on appreciation of the Company’s common stock price to $20 and $25 per share, respectively, measured using a trailing 30-day volume weighted average price (“VWAP”) of a share of the Company’s common stock.

(3)
Consists of a 100,000 PRSUs grant comprised of two equal tranches of which vest in equal installments of 50,000 shares based on appreciation of the Company’s common stock price to $30 and $35 per share, respectively, measured using a trailing 30-day volume weighted average price of a share of the Company’s common stock.

(4)
Consists of 10,000 PRSUs grant that will vest based on appreciation of the Company’s common stock price to $25 per share, measured using a trailing 30-day volume weighted average price of a share of the Company’s common stock.

(5)	Consists of PRSU awards, which vested on December 31, 2025 and approved to be released on March 17, 2026.
(6)
Consists of PRSU awards vesting on December 31, 2026, and December 31, 2027, subject to satisfaction of the applicable performance metrics relating to December 31 cash balances and continuous service of the reporting person through such date.

(7)
Consists of PRSU awards vesting on September 30, 2026, subject to satisfaction of the applicable performance metrics and continuous service of the reporting person through such date. The performance metrics are as follows: (i) 33% of the award will be attained if the Company achieves Cash Flow Breakeven (as defined in the applicable PRSU grant notice) for the fiscal quarter ended March 31, 2026. (ii) 33% of the award will be attained if the Company achieves Cash Flow Breakeven (as defined in the applicable PRSU grant notice) for the fiscal quarter ended June 30, 2026. (iii) 33% of the award will be attained if the Company achieves Cash Flow Breakeven (as defined in the applicable PRSU grant notice) for the fiscal quarter ended September 30, 2026.

(8)
Consists of RSU awards that will vest the earliest of (a) June 30, 2027; (b) the Company’s termination of the applicable employee’s employment without Cause (as defined in the applicable employee’s restrictive covenant and severance agreement); and (c) the applicable employee’s resignation for Good Reason.

(9)
One-third or approximately thirty-three percent (33%) of the shares subject to the RSUs grant shall vest on the second, third, and fourth anniversary of the original grant date subject to reporting person continuing to provide service through each such date.

Executive Officer Post-Employment Compensation Arrangements
Mr. Sullivan
In July 2021, the Company entered into a restrictive covenant and severance agreement with Mr. Sullivan, which updated certain provisions in his employment agreement. Under the agreement, if the Company terminated Mr. Sullivan’s employment without cause or Mr. Sullivan terminated his employment for good reason, then Mr. Sullivan was entitled to receive 12 months of salary continuation, 12 months of benefits continuation, and a prorated bonus for the year of termination, and if the termination of Mr. Sullivan’s employment was in connection with a change in control, then, in lieu of the benefits described above, Mr. Sullivan was entitled to receive 18 months of salary continuation, 18 months of benefits continuation, a bonus for the year of termination paid at 150% of target, and accelerated vesting of his outstanding equity awards. Effective November 2, 2023, acting upon Alpine’s recommendation and approval from the Compensation Committee and the Board, we amended and restated the agreement such that, if the termination of Mr. Sullivan’s employment is in connection with a change in control, then Mr. Sullivan is entitled to receive 24 months of salary and benefits continuation (in lieu of 18 months as set forth prior to such amendment and restatement).
Messrs. Furlong, Macan, and Pfanstiel
In July 2021, the Company entered into restrictive covenant and severance agreements with each of Messrs. Furlong and Macan, which updated certain provisions in their original severance agreements, and in July 2025, the Company entered into a restrictive covenant and severance agreement with Mr. Pfanstiel. Under these restrictive covenant and severance agreements, if the Company terminates the executive’s employment without cause or the executive terminates his employment for good reason, then the executive is entitled to receive 12 months of salary continuation and 12 months of benefits continuation. If the termination of the executive’s employment is in connection with a change in control, then, in addition to the severance benefits above, the executive is entitled to receive a bonus for the year of termination paid at 100% of target and accelerated vesting of his outstanding equity awards.
Messrs. Furlong, Macan, Pfanstiel, and Sullivan
For purposes of these agreements, “cause” generally means: the executive’s indictment, conviction, or plea of guilty or no contest to a felony or to a misdemeanor involving moral turpitude or that causes material damage to our public image or reputation, or to our operations or financial performance; gross negligence or willful misconduct with respect to the executive’s duties and responsibilities to us; alcohol or illegal substance abuse in the event that we have reasonable grounds for suspecting that the executive is under the influence while at work and the executive’s ability to perform his or her duties and responsibilities has been impaired; the executive’s failure to timely execute a restrictive covenant agreement; willful refusal or failure to perform any specific material lawful direction from the Board not cured within 30 days after delivery of written notice; willful and material breach of any written agreement with or duty owed to us; or if we determine that the executive has intentionally omitted any requested information or falsified any disclosed information either in the executive’s resume or during the interview process with us.
For purposes of these agreements, “good reason” generally means a material adverse change in the executive’s position with us that reduces the executive’s title, level of authority, duties, or responsibilities; a reduction in the executive’s base salary or target bonus; our failure to provide that the executive is eligible to participate in benefit plans on a basis at least as favorable as that of our other similarly situated senior corporate officers; or relocation of the executive’s principal worksite by more than 35 miles, unless it reduces the executive’s commute.
For purposes of these agreements, “change in control” generally means the occurrence of, in one transaction or a series of related transactions, any person becoming a beneficial owner, directly or indirectly, of our securities representing more than 50% of the voting power of our then-outstanding securities; a consolidation, share exchange, reorganization, or merger in which our equity holders immediately prior to such event own less than 50% of the voting power of the resulting entity’s securities outstanding immediately following such event; the sale or other disposition of all or substantially all of our assets; or any similar event deemed by the Board to constitute a “change in control.”
In consideration for the benefits extended under the severance agreements, our NEOs entered into restrictive covenant and invention assignment agreements with us, which agreements contain non-compete, non-solicitation, and intellectual property protections in our favor.
Equity Award Acceleration
Under the terms of the 2018 Plan, in connection with a change in control or similar corporate transaction, the Compensation Committee may choose, but is not required, to accelerate the vesting and exercisability of awards granted under the 2018 Plan.

Pay Versus Performance
As required by the pay versus performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (the “Dodd-Frank Act”), we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the compensation actually paid (“CAP”) to our Named Executive Officers, we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.
We do not utilize net income (loss) or total stockholder return (“TSR”) in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail in the section entitled “Narrative Disclosure to 2025 Summary Compensation Table,” part of the compensation that our Named Executive Officers are eligible to receive consists of annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. Additionally, we view RSUs, which are an integral part of our executive compensation program, as related to the Company’s performance although not directly tied to net income (loss) or TSR, because they provide incremental value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. We believe that RSU grants provide a meaningful incentive for our executives to remain in our employment and enhance stockholder value over time.
Stockholders should refer to the philosophy, policies, and practices in this proxy statement for a complete description of how executive compensation relates to the Company’s performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.
Pay Versus Performance Table
The following table provides the information required to be disclosed for our Named Executive Officers for each of the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023 along with the financial information required to be disclosed for each fiscal year. We are a smaller reporting company, as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

Year	Summary Compensation Table Total for the Principal Executive Officer (“PEO”)(1)	Compensation actually paid to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(3)(4)	Value of Initial Fixed $100 Investment Based on TSR(5)	Net Loss (in $ ‘000s)(6)
2025	$4,365,064	$2,195,077	$2,223,151	$1,414,030	$20	($38,998)
2024	$2,430,610	$1,827,289	$1,120,852	$660,930	$14	($43,708)
2023	$2,990,985	($1,941,901)	$1,261,044	$199,563	$26	($30,189)

(1)
The dollar amounts reported in this column are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for the 2023, 2024 and 2025 fiscal years for Mr. Sullivan who served as our PEO for the applicable year. For additional information, see “Executive Compensation-Summary Compensation Table.”

(2)	The dollar amounted reported in this column represent the amount of CAP to our PEO, Mr. Sullivan, as computed in accordance with Item 402(v) of Regulation S-K.
(3)	The following table reflects the adjustments made to compute CAP for each applicable year.
(4)
The dollar amounts reported in this column represents the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The Non-PEO NEOs in each applicable year were Messrs. Furlong, Pfanstiel and Macan.

(5)
The amounts reported in this column reflect our cumulative TSR, assuming an initial fixed $100 investment in the Company for the period starting December 31, 2020 through the end of each listed fiscal year. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measured period, assuming dividend reinvestment, and the difference between the Company share price at the end and the beginning of the measured period by the Company’s share price at the beginning of the measured period. No dividends were paid on stock or option awards in 2023, 2024, and 2025.

(6)	The dollar amounts reported represents the amount of net loss attributed to the Company’s stockholders as reflected in our audited financial statements of each applicable year.

	2025		2024		2023
	PEO $	Non-PEO NEOs $	PEO $	Non-PEO NEOs $	PEO $	Non-PEO NEOs $
Summary Compensation Table total	$4,365,064	$2,223,151	$2,430,610	$1,120,852	$2,990,985	$1,261,044
Adjustments
(Subtraction): Stock Awards	$(3,208,750)	$(1,749,362)	($1,503,000)	($529,106)	($1,601,700)	($560,500)
Fair Value of Equity Awards
Addition: Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	$1,098,256	$778,544	$1,207,500	$193,200	$826,500	$275,500
Addition: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	($310,505)	($18,402)	($367,220)	($184,536)	($3,184,086)	($602,009)
Addition: Change in Fair Value or Prior Year Equity Awards Vested in Covered Year	$251,011	$180,098	$59,399	$60,520	$973,599	($174,472)
Total Adjustments for Fair Value Equity Awards	($2,169,987)	$(809,122)	($603,321)	($459,922)	($4,932,886)	($1,061,481)
Compensation Actually Paid	$2,195,077	$1,414,030	$1,827,289	$660,930	($1,941,901)	$199,563

Analysis of the Information Presented in the Pay Versus Performance Table
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with CAP (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the pay versus performance table.
CAP and Net Income (Loss)
The following chart sets forth the relationship between CAP to Mr. Sullivan and the average CAP to our Named Executive Officers as a group (excluding Mr. Sullivan), and our net loss during the two most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company Net Loss
Compensation Actually Paid ($ Thousands)
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
Company Net Loss ($ Thousands)
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Net Loss

CAP and Cumulative TSR
The following chart sets forth the relationship between CAP to Mr. Sullivan, the average CAP to our Named Executive Officers as a group (excluding Mr. Sullivan), and the Company’s cumulative TSR over the two most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
Company TSR ($)
50
40
30
20
10
-
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

All information provided in this “Pay Versus Performance” section will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3 -
ADVISORY VOTE ON EXECUTIVE COMPENSATION
2025 Advisory Vote on Executive Compensation
Since its initial public offering through December 31, 2023, the Company was an emerging growth company. Therefore, the Company was exempt from the requirements of Section 951 of the Dodd-Frank Act, which requires that companies provide stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of named executive officers (“Say on Pay”). Accordingly, 2024 was the first year in which we included a Say on Pay proposal in the proxy statement related to our annual meeting of stockholders. At our 2025 annual meeting of stockholders, our stockholders approved our Say on Pay proposal by 98.11% of the votes cast.
Following the vote, the Compensation Committee discussed this outcome with Alpine, the rest of the Board, and management.
In connection with the Company’s acquisition of Greenbrook, on December 10, 2024, Messrs. Furlong, Macan, and Sullivan received PRSUs that would vest on December 31, 2025, subject to satisfaction of the applicable performance metrics and continuous service of the recipient through such date. The performance metrics were as follows: (i) 25% of the award would be attained if the Company achieved cash flow breakeven for the fiscal quarter ended June 30, 2025; (ii) 50% of the award would be attained if the Company achieved cash flow breakeven for the fiscal quarter ended September 30, 2025 and (iii) 25% of the award would be attained if the Company achieved cash flow breakeven for the fiscal quarter ended December 31, 2025. Performance criteria were not attained for the fiscal quarters ending June 30, 2025 and September 30, 2025, but were attained for the final quarter of 2025; as such, 25% of the PRSUs vested.
In February 2025, Messrs. Furlong, Macan, and Sullivan received RSUs that would vest on the first, second, and third anniversary of the original grant date and PRSUs for which achievement and vesting would depend upon the Company’s achievement of cash balance growth targets as of December 31, 2025, 2026, and 2027, with the actual number of shares received ranging from 0% to 150% of the target award depending upon the amount of cash on the Company’s balance sheet as of each such date (in each case, subject to the recipient continuing to provide service through the applicable date). As of December 31, 2025, the Company achieved the threshold year-end cash balance target for December 31, 2025, but it would not have done so in the absence of debt and equity financing that the Compensation Committee and the Board did not contemplate when they made the grants; as such, the Compensation Committee exercised negative discretion on the final result such that that portion of the award did not vest.
The current frequency of say on pay votes is annual.
2026 Advisory Vote on Executive Compensation
We are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as described in this proxy statement.
Our executive compensation programs are designed to attract, motivate, and retain our Named Executive Officers, who are critical to our long-term success and will drive the creation of stockholder value. Our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards and reward the achievement of clearly defined corporate goals, and align our executive officers’ long-term interests with those of our stockholders.
We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation; rather, it is designed to address the overall compensation of our Named Executive Officers and the philosophy, policies, and practices described in this proxy statement.

For Proposal 3 to be approved, we must receive a “For” vote from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the effect of votes against Proposal 3 but will otherwise count towards a quorum. Broker non-votes will not be counted for or against Proposal 3 and will have no effect on Proposal 3.
Because the vote on Proposal 3 is a non-binding, advisory vote, the result will not be binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and will evaluate whether any actions are necessary to address the stockholders’ concerns and will consider the outcome of the vote when making future executive compensation decisions to the extent that they can determine the causes of any significant negative voting results.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE, ON A NON-BINDING, ADVISORY BASIS, “FOR” PROPOSAL 3.

PROPOSAL 4 -
APPROVAL OF THE NEURONETICS, INC. 2026 EQUITY INCENTIVE PLAN
The Company is asking the stockholders to approve the Neuronetics, Inc. 2026 Equity Incentive Plan (the “2026 Plan”). Our Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting and retaining the best available personnel for positions of substantial responsibility; providing additional incentive to employees, directors, and consultants; and promoting the success of the Company’s business. We believe that a stock-based compensation program is central to this objective. On March 18, 2026, upon the recommendation of the Compensation Committee, and subject to stockholder approval, the Board adopted the 2026 Plan.
The terms of the 2018 Plan, as applicable, will continue to govern the outstanding awards granted under the 2018 Plan.
If our stockholders approve this Proposal 4, no additional awards will be granted under the 2018 Plan, and no new shares of common stock will be added to the share reserve under the 2018 Plan pursuant to its evergreen provision, beginning on the date of approval. Additionally, the share reserve under the 2018 Plan will be decreased to the number of shares of common stock reserved for all outstanding awards under the 2018 Plan.
If our stockholders do not approve this Proposal 4, the 2026 Plan will not become effective, the 2018 Plan will not be amended by the Board to reduce the share reserve, and the 2018 Plan will continue in its current form, including with respect to the evergreen provision.
The following is a brief summary of the 2026 Plan, a copy of which is attached as Appendix A to this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 4.

DESCRIPTION OF THE 2026 PLAN
The purpose of Proposal 4 is to assist the Company in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company. The Company is proposing to approve the 2026 Plan as described in Proposal 4. The 2026 Plan is intended to enable those persons to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between them and the stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.
Our Board believes that our future success depends, in large part, on our ability to remain competitive in attracting, retaining and motivating our employees, consultants and directors and that the issuance of equity awards is a key element in accomplishing these goals. The 2026 Plan will allow us to continue to provide performance-based incentives to our eligible employees, consultants and directors, in particular as we grow our workforce to support our new strategy.
The Size of Our Share Reserve Request Is Reasonable
As of the Record Date, we had 5,780,542 shares of common stock available for grant under the 2018 Plan. If the 2026 Plan is approved by our stockholders, we will have the same number of shares of common stock available for grant immediately after the Annual Meeting (the “Neuronetics Shares”). In addition, the 2026 Plan (like the 2018 Plan) will include an evergreen provision pursuant to which the number of shares of common stock available for grant will automatically increase on January 1st of each year starting on January 1, 2027 and ending on January 1, 2036 in an amount equal to 4% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year. If the 2026 Plan is not approved by our stockholders, the 2018 Plan will continue in effect, but we will be limited in the grants that we will be able to make to our employees and other service providers, which could place us in a disadvantageous position as compared with our competitors, potentially resulting in reduced retention and slower or less hiring. Although the Company also maintains an inducement plan, that plan is only available to make grants to new employees; we cannot use the inducement plan to make grants to existing employees or to directors or consultants.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We continue to believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, both in terms of how large such reserve is (our “overhang,” or the number of shares subject to options issued plus available to be granted as a percentage of weighted-average shares outstanding) and how quickly we use such reserve (our “burn rate,” or the number of shares subject to stock options granted each year as a percentage of weighted-average number of shares outstanding), to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.
The tables below show our total number of shares subject to outstanding stock options and our overhang under our existing equity plans and our burn rate information.
The annual share usage for the last three fiscal years was as follows:

	2023	2024	2025
Burn Rate(1)	5.10%	7.47%	4.62%
Overhang(2)	19.27%	17.38%	16.08%

(1)
Burn rate represents, for each fiscal year (i) the sum of stock options granted plus restricted stock and Neuronetics RSUs awards granted as multiplied by a multiplier based on stock price volatility divided by (ii) the basic weighted average common shares outstanding.

(2)
Overhang represents (i) total plan shares divided by (ii) the sum of total plan shares and common shares outstanding, where total plan shares equals the sum of the number of shares available for future grants under all existing plans, and the number of stock options and Neuronetics RSUs outstanding.

Administration
The Compensation Committee will administer the 2026 Plan. The Compensation Committee, acting as the administrator of the 2026 Plan has, among other things, the discretionary authority to interpret the 2026 Plan, determine eligibility for and grant awards, determine the number of shares subject to any award made under the

2026 Plan, determine, modify or waive the terms and conditions of any award, prescribe forms, rules and procedures, and do all things necessary to carry out the purposes of the 2026 Plan, all subject to the provisions of and limitations in the 2026 Plan. All determinations of the Compensation Committee made under the 2026 Plan will be conclusive and will bind all parties. The Compensation Committee may, in its discretion, delegate to one or more individuals the day-to-day administration of the 2026 Plan and any of the functions assigned to the Compensation Committee in the 2026 Plan.
Eligibility
The persons eligible to receive awards under the 2026 Plan are Neuronetics’ non-employee directors, officers, other employees, consultants and other persons who provide services to Neuronetics. An employee on leave of absence may be considered as still in Neuronetics’ employ for purposes of eligibility for participation in the 2026 Plan. As of the Record Date, approximately 670 non-employee directors and employees would be eligible to participate in the 2026 Plan. In addition, current consultants would be eligible to participate in the 2026 Plan.
The following table sets forth summary information as to outstanding awards that would have been granted under the 2026 Plan to the Named Executive Officers, non-employee directors, non-executive employees, and consultants if the 2026 Plan had been in effect during 2025:

Name/Group	Number of Shares
Keith J. Sullivan, President and Chief Executive Officer	837,500
Steven E. Pfanstiel, Executive Vice President, Chief Financial Officer, and Treasurer	670,212
W. Andrew Macan, Executive Vice President, Chief Legal Officer, and Corporate Secretary	475,611
Stephen Furlong, Executive Vice President, Chief Financial Officer, and Treasurer	210,000
Non-Employee Directors as a group	218,071
Non-Executive Employees and Consultants as a group	1,990,635

Stock Options and Stock Appreciation Rights
The Compensation Committee is authorized to grant stock options, including both nonqualified stock options, and incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the recipient, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of the Neuronetics Shares on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right cannot be less than the fair market value of a share of Neuronetics Shares on the date of grant. For purposes of the 2026 Plan, the term “fair market value” means the closing sales price per share of the Neuronetics Shares as reported on the principal stock exchange or market on which the Neuronetics Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the Neuronetics Shares are not listed on any such exchange or market, the Compensation Committee will make a good faith determination of the fair market value. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years, and the minimum vesting schedule for stock options is six months. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Compensation Committee. As determined by the Compensation Committee and included in an award agreement, options may be exercised by payment of the exercise price in cash, shares of Neuronetics Shares underlying the award or owned shares having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time.
Unless otherwise determined by the Compensation Committee (in an award agreement or otherwise) or as otherwise directed in writing to Neuronetics by a participant holding an option, each option outstanding on the trading day prior to the date the option would otherwise expire with an exercise price per share that is less than the fair market value per share of Neuronetics Shares as of such date will automatically and without further action by the participant or Neuronetics be exercised on such date. This automatic exercise feature does not apply to an option if the participant incurs a termination of employment on or before the date immediately prior to the end of the option’s term.

Restricted Stock and Restricted Stock Units
The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Neuronetics Shares which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. An eligible person granted restricted stock generally has all of the rights of a Neuronetics stockholder, unless otherwise determined by the Compensation Committee. An award of restricted stock units confers upon the recipient the right to receive Neuronetics Shares or their cash equivalent at the end of a specified restriction period and/or performance period, subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement in Neuronetics Shares, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.
Dividend Equivalents
The Compensation Committee is authorized to grant dividend equivalents conferring on recipients the right to receive, on a deferred basis, an amount equal in value to dividends paid on a specific number of shares of Neuronetics Shares.
Other Stock-Based Awards
The Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Neuronetics Shares. The Compensation Committee determines the terms and conditions of those awards.
Performance Awards
The Compensation Committee is authorized to grant performance awards to eligible persons on terms and conditions established by the Compensation Committee. The performance goals to be achieved during any performance period, and the length of the performance period, are determined by the Compensation Committee upon the grant of the performance award; provided that the minimum performance period is one year. Performance awards may be settled by delivery of cash, shares, or any combination, as determined by the Compensation Committee.
For performance awards, the Compensation Committee shall determine the financial or operational performance, stock-performance related or individually-based goals.
Impact of Certain Termination Events on Awards
Specific events that lead to termination of a participant’s employment with Neuronetics or a subsidiary have been added to the 2026 Plan and have the following consequences on outstanding awards:

Termination Event	Stock Options *	Service-based Awards *	Performance- based Awards *
Voluntary termination	All vested options remain exercisable for 90 days or, if shorter, the term of the option; unvested options are forfeited.	Subject to Board discretion	Subject to Board discretion

Death	Outstanding exercisable options are exercisable for 18 months after death, or, if shorter, the term of the option.	Subject to Board discretion	Subject to Board discretion

Termination Event	Stock Options *	Service-based Awards *	Performance- based Awards *
Disability	Outstanding exercisable options are exercisable for one year after termination of employment or, if shorter, the term of the option.	Subject to Board discretion	Subject to Board discretion

For Cause	Outstanding awards are forfeited.	Subject to Board discretion	Subject to Board discretion

*
All of these acceleration events are subject to the requirement that, except for five percent (5%) of the shares available for award under the 2026 Plan, the minimum vesting period is six months. If an employment agreement has different terms, the employment agreement will control.

Clawbacks
Neuronetics shall have the right to recoup or “claw back” any payment made with respect to an award under the 2026 Plan to the extent necessary to comply with the Company’s clawback policy and applicable federal securities laws.
Other Terms of Awards
Awards may be settled in the form of cash or shares, other awards or a combination in the discretion of the Compensation Committee. Net settlement for the payment of tax obligations or the exercise price, if applicable, is authorized to the extent allowable by law. Awards granted under the 2026 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3. Unless otherwise provided by the Compensation Committee in an award agreement, the vesting schedule or forfeiture period for awards shall be at least six months from the date of grant.
Impact of a Change in Control
In the case of a change in control:
•
Awards Not Assumed or Substituted by the Surviving Entity. Upon the occurrence of a change in control, and except with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board, any outstanding awards shall be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Compensation Committee: (i) the continuation of the outstanding awards by Neuronetics, if Neuronetics is a surviving entity, (ii) the assumption or substitution for the outstanding awards by the surviving entity or its parent or subsidiary, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards (which value, in the case of options or stock appreciation rights, shall be measured by the amount, if any, by which the fair market value of a Neuronetics Share exceeds the exercise or grant price of the option or stock appreciation right as of the effective date of the transaction).

•
Awards Assumed or Substituted by Surviving Entity. With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without cause or the participant terminates his or her employment for good reason in connection with a change in control, if applicable to the participant, then (i) all of that participant’s outstanding awards, (ii) all time-based vesting restrictions on the participant’s outstanding awards, and (iii) the payout opportunities attainable under all of such participant’s outstanding performance awards shall be subject to the discretion of the Board.

If more specific terms are set forth in any separate plan document or agreement between Neuronetics and any participant, such separate plan or agreement shall govern the treatment of awards. The Compensation Committee has approved acceleration of vesting or lapse of forfeiture restrictions for the Neuronetics Named Executive Officers on a “double-trigger” basis under their employment agreements.
Amendment and Termination
The Board or the Compensation Committee may amend, alter, suspend, discontinue or terminate the 2026 Plan, or the Compensation Committee’s authority to grant awards under the 2026 Plan, or any award agreement, without the consent of stockholders or participants, except that any such amendment shall be subject to approval of the Neuronetics stockholders in the manner and to the extent required by applicable law (including applicable stock exchange requirements). If required by applicable law or listing requirements, and except for certain capitalization adjustments, Neuronetics will seek Neuronetics stockholder approval of any amendment of the 2026 Plan that (i) materially increases the number of shares of Neuronetics Shares available for issuance under the 2026 Plan, (ii) materially expands the class of individuals eligible to receive awards under the 2026 Plan, (iii) materially increases the benefits accruing to participants under the 2026 Plan, (iv) materially reduces the price at which shares of Neuronetics Shares may be issued or purchased under the 2026 Plan, (v) materially extends the term of the 2026 Plan, or (vi) materially expands the types of awards available for issuance under the 2026 Plan. Except as otherwise provided in the 2026 Plan or an award agreement, no amendment of the 2026 Plan will materially impair a participant’s rights under an outstanding award without the participant’s written consent.
Notwithstanding the foregoing, neither the Board nor the Compensation Committee can materially and adversely affect the rights of a participant without the consent of the affected participant. No amendment, suspension or termination of the 2026 Plan shall impair the rights of any participant under an outstanding award, unless agreed to in a writing signed by the participant and Neuronetics. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award except as otherwise provided in the 2026 Plan.
Material U.S. Federal Income Tax Consequences of Awards
The following is a summary of material U.S. federal income tax considerations relating to the 2026 Plan. The summary is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, possibly retroactively. Tax laws are complex and may vary depending on individual circumstances and from locality to locality. This discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2026 Plan and does not address state, local or foreign tax consequences. All participants in the 2026 Plan are urged to consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of participating in the 2026 Plan based on the participant’s personal circumstances.
Nonqualified Stock Options. Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the 2026 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares acquired over the exercise price. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s holding period for those shares will begin on that date. Upon an optionee’s sale of shares acquired pursuant to the exercise of a nonqualified stock option, any difference between the sale price and the fair market value of the shares on the date when the stock option was exercised will be treated as long-term or short-term capital gain or loss.
If an optionee pays for shares of stock on exercise of an option by delivering Neuronetics Shares, the optionee will not recognize gain or loss on the shares delivered, even if the fair market value of such shares differs from the optionee’s tax basis in such shares. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. The tax basis of the shares received upon exercise will be the tax basis of the shares delivered as payment, share for share, to the extent the number of shares received equals the number of shares delivered as payment. In addition, the holding period of the shares received will include the holding period of the shares delivered as payment. The optionee’s tax basis and holding period for any shares received in excess of the number of shares delivered by the optionee will be the same as if the optionee had exercised the option solely in exchange for cash.
Upon an optionee’s exercise of a nonqualified stock option, Neuronetics or the applicable subsidiary will generally be entitled to a deduction for U.S. federal income tax purposes at such time and in the same amount recognized as ordinary income to the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Neuronetics effects withholding with respect to the deemed compensation.
Incentive Stock Options. The 2026 Plan provides for the grant of stock options that qualify as ISOs as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionee disposes of a share of stock acquired on exercise of an ISO before the end of the Required Holding Period, (a “Disqualifying Disposition”) the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised (or, if less, the amount realized on such Disqualifying Disposition) over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, the excess gain recognized will be short-term or long-term capital gain, depending upon the length of time the shares have been held after the date of exercise.
If an optionee exercises an ISO by delivering shares of stock acquired by an earlier exercise of an ISO, and the previously acquired shares have not been held for the Required Holding Period, the optionee will recognize ordinary income on the Disqualifying Disposition.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.
Neuronetics is not entitled to take a deduction for U.S. federal income tax purposes with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Neuronetics is entitled to a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that section, and provided that Neuronetics effects withholding with respect to the deemed compensation.
Stock Appreciation Rights. Neuronetics may grant stock appreciation rights (“SARs”) separate from any other award or in tandem with options under the 2026 Plan. Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted. When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash and such cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock. Neuronetics will be entitled to a deduction for U.S. federal income tax purposes in an amount equal to the amount recognized by the recipient as ordinary income, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Neuronetics effects withholding with respect to the deemed compensation.
SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of a SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of a SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, as previously discussed above. As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

Restricted Stock. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the 2026 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file a “section 83(b) election” with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income at the time the shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are not vested and may be subsequently forfeited. If a recipient makes such an election, the recipient will not recognize any additional taxable income at the time the shares become vested, but if the shares are later forfeited, the recipient will not be allowed a tax deduction for the forfeited shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2026 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.
Neuronetics will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income taxable to the recipient, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that section and provided that Neuronetics effects withholding with respect to the deemed compensation.
Restricted Stock Units. A participant normally will not realize taxable income upon the award of Neuronetics RSUs. A participant will be subject to tax on the earlier of the year in which the participant receives the underlying shares of Neuronetics Shares or the year in which the award is no longer subject to a substantial risk of forfeiture. In that year, the participant will recognize income equal to the fair market value of the Neuronetics Shares received, or no longer subject to a substantial risk of forfeiture, and Neuronetics will be entitled to a deduction in the same amount, provided that such amount constitutes an ordinary and necessary business expense for Neuronetics and is reasonable in amount, and either the employee includes that amount in income or Neuronetics timely satisfies its reporting requirements with respect to that amount.
Performance based Awards. A participant who has been granted a performance-based award generally will not recognize taxable income at the time of grant, and Neuronetics will not be entitled to a deduction for U.S. federal income tax purposes at that time. When an award is paid, whether in cash or Neuronetics Shares, the participant generally will recognize ordinary income, and Neuronetics will be entitled to a corresponding deduction, provided that such amount constitutes an ordinary and necessary business expense for Neuronetics and is reasonable in amount, and either the employee includes that amount in income or Neuronetics timely satisfies its reporting requirements with respect to that amount. The participant’s tax basis in any shares acquired pursuant to a performance-based award is the amount recognized by him or her as income attributable to such shares. Upon a subsequent disposition of the shares, the participant will generally realize a capital gain or loss, as applicable.
Other Stock Awards. The U.S. federal income tax consequences of any other stock awards will depend upon the specific facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards.
Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. Neuronetics generally will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Neuronetics effects withholding with respect to the deemed compensation.

Tax Withholding. Ordinary income recognized in connection with the receipt or exercise of an award under the 2026 Plan is subject to income and employment tax wage withholding, unless the participant is not an employee of Neuronetics, or any subsidiary or affiliate. Neuronetics, or any subsidiary or affiliate, may deduct from all payments made under the 2026 Plan, an amount (which may include Neuronetics Shares) to satisfy any federal, state, local or foreign withholding obligations with respect to any award.
Section 409A. Section 409A of the Code governs the taxation of deferred compensation. Awards received under the 2026 Plan are intended to be exempt from the requirements of section 409A where possible. However, there can be no assurance that awards designed to be exempt from section 409A will in fact be exempt. An award that is subject to section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.
Section 280G. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions on stock awards in connection with a change in control could be deemed an “excess parachute payment” for purposes of the parachute tax provisions of section 280G of the Code. In that event, the grantee could be subject to a 20% excise tax and Neuronetics or applicable subsidiary could be denied a tax deduction with respect to a portion of the grants.

DIRECTOR COMPENSATION
The Board has adopted a compensation policy with respect to the compensation of our non-employee directors who are not serving due to an affiliation with our investors. Pursuant to this policy, in 2025, each non-employee director received annual cash compensation of $55,000, and the Chair of the Board received an additional $60,000.
Additionally, annual cash compensation for committee membership is as follows:
•	Audit Committee chair: $20,000;
•	Audit Committee member: $10,000;
•	Compensation Committee chair: $15,000;
•	Compensation Committee member: $7,500;
•	Nominating and Corporate Governance Committee chair: $10,000; and
•	Nominating and Corporate Governance Committee member: $5,000.
All annual cash compensation amounts are payable in equal quarterly installments. Cash retainers are prorated for any partial year of service. Eligible directors may elect to receive cash retainers in the form of vested common stock.
In 2025: (i) each eligible director other than Mr. Sullivan who continued to serve as a director following our 2025 annual meeting of stockholders was granted 30,000 RSUs, vesting in full on the earlier of May 22, 2026 or the director’s Board-approved separation of service from the Company, subject to continued service as a director through the applicable vesting date; and (ii) Mr. Cascella, the non-executive Chair of the Board, received an additional 6,250 RSUs for his service as the non-executive Chair. Some directors elected to defer settlement of their RSUs.
Mr. Sullivan received, and Mr. Reuvers receives, no compensation for their service as a director.
In November 2024, the Board adopted stock ownership guidelines pursuant to which, within five years of the later of the Board’s implementation of such guidelines or the applicable person’s appointment to the role in question: (i) the Company’s Chief Executive Officer must hold the lesser of 700,000 shares of the Company’s stock or the number of shares equal to three times his annual base salary; (ii) each of the Company’s other NEOs must hold the lesser of 150,000 shares of the Company’s stock or the number of shares equal to such NEO’s annual base salary; and (iii) each of the Company’s directors must hold the lesser of 55,000 shares of the Company’s common stock or the number of shares equal to three times such director’s annual cash retainer.
The following table provides information for the year ended December 31, 2025 regarding all compensation awarded to, earned by, or paid to each person who served as a non-employee director during the year ended December 31, 2025. Other than as set forth in the table and the narrative that follows it, in the year ended December 31, 2025, we did not pay any fees to our non-employee directors, make any equity or non-equity awards to non-employee directors, or pay any other compensation to non-employee directors.
All compensation that we paid to Mr. Sullivan, our only employee director in 2025, is presented in the tables summarizing Named Executive Officer compensation in the section entitled “Executive Compensation.”
2025 Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Restricted Stock Awards ($)(1) (c)	Option Awards ($)(1) (d)	All Other Compensation ($) (g)	Total ($) (h)
Sasha S. Cucuz(2)	$64,271	$119,700	—	—	$183,971
Robert A. Cascella(3)	$123,592	$144,638	—	—	$268,229
Sheryl L. Conley(4)	$81,909	$119,700	—	—	$201,609
Avinash N. Amin, M.D.(5)	—	$119,700	—	—	$119,700
Glenn P. Muir(6)	$84,407	$119,700	—	—	$204,107
Megan R. Rosengarten(7)	$77,864	$119,700	—	—	$197,564

(1)
The amounts reported represent the aggregate grant date fair value of the options to purchase shares of our common stock and restricted stock unit awards that may be settled for shares of our common stock granted to our non-employee directors in 2025, calculated in accordance with the Financial Accounting Standard Board’s ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. See Note 15 (Share Based Compensation) to our financial statements as included in our Annual Report on Form 10-K filed with the SEC on March 17, 2026 for the assumptions used in calculating the grant date fair value of the stock options and stock awards reported in these columns.
(2)	As of December 31, 2025, Mr. Cucuz held 30,000 shares of unvested restricted common stock.
(3)	As of December 31, 2025, Mr. Cascella held 36,250 shares of unvested restricted common stock.
(4)	As of December 31, 2025, Ms. Conley held 30,000 shares of unvested restricted common stock and 6,630 exercisable options to purchase shares of common stock.
(5)	As of December 31, 2025, Dr. Amin held 30,000 shares of unvested restricted common stock.
(6)	As of December 31, 2025, Mr. Muir held 30,000 shares of unvested restricted common stock and 36,802 exercisable options to purchase shares of common stock.
(7)	As of December 31, 2025, Ms. Rosengarten held 25,000 shares of unvested restricted common stock.
TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures for Transactions with Related Persons
We adopted a written policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions (the “Related Person Transactions Policy”). For purposes of the Related Person Transactions Policy, a “related person transaction” is a transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we and any related person are, were, or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the Related Person Transactions Policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to the Audit Committee or, if Audit Committee approval would be inappropriate, to another independent body of the Board, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, interests, direct and indirect, of the related persons, benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or employees generally. Under the Related Person Transactions Policy, we will collect information that we deem reasonably necessary from each director, executive officer, and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under the Code of Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Audit Committee or other independent body of the Board is required to take into account the relevant available facts and circumstances, including:
•	the risks, costs, and benefits to us;
•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director, or entity with which a director is affiliated;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties or employees generally.
The Related Person Transactions Policy requires that, in determining whether to approve, ratify, or reject a related person transaction, the Audit Committee or other independent body of the Board must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as the Audit Committee or other independent body of the Board determines in the good faith exercise of its discretion.

Certain Related Person Transactions
Described below are the transactions to which we were a party and in which: (i) the amounts involved exceeded or will exceed $120,000; and (ii) a director, executive officer, holder of more than 5% of our outstanding common stock, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than the equity and other compensation agreements that are described under the sections entitled “Executive Compensation” and “Director Compensation.” We believe that the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
•
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and, in certain cases, their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines, and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer, as the case may be.

•
Mr. Sullivan’s son, John W. Sullivan (“Jack Sullivan”), is employed by us in a sales function and is compensated and evaluated on a substantially similar basis as our other similarly situated employees, in an amount in excess of $120,000, including a significant variable commission component which can change from year to year and which we therefore cannot estimate. In February 2025, Jack Sullivan was promoted to the title of Vice President, Sales. The Audit Committee reviewed and pre-approved this related person transaction under our Related Person Transactions Policy, including the February 2025 promotion.

•
On February 10, 2025, the Company hired Stephen Furlong’s daughter, Abigail Furlong, for an entry-level role as a regional account manager. Ms. Furlong is compensated and evaluated on a substantially similar basis as our other similarly situated employees, in an amount that may exceed $120,000, including a significant variable commission component which can change from year to year and which we therefore cannot estimate. Ms. Furlong reports to one of the Company’s Regional Practice Managers. The Audit Committee reviewed and pre-approved this related person transaction under our Related Person Transactions Policy.

•
On March 2, 2026, the Company entered into an agreement with various entities affiliated with Madryn Asset Management, LP (collectively, the “Madryn Parties”), under which the Company paid certain of the Madryn Parties a portion of the employee retention credit receivable in the amount of $1,122,109.45. This payment relates to the Term Loan and Exchange Agreement previously executed between certain of the Madryn Parties and Greenbrook before completion of the Arrangement Agreement. Together with the Madryn Parties, Madryn Asset Management, LP is the Company’s largest stockholder, and Avinash N.Amin, M.D., a representative of Madryn Asset Management, LP, serves on our Board.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

W. Andrew Macan

Executive Vice President, Chief Legal Officer, and Corporate Secretary

April 9, 2026
A printed copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary.

Appendix A
Neuronetics, Inc.
2026 Equity Incentive Plan
Adopted by the Board of Directors: March 18, 2026
Approved by the Stockholders: [      ]
1. General.
(a) Successor to and Continuation of Prior Plan. This 2026 Equity Incentive Plan (the “Plan”) is intended as the successor to and continuation of the Company’s 2018 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Eastern Time on the date the Plan is approved by the Company’s stockholders (the “Stockholders”; such time and date, the “Stockholder Approval Date”), no additional awards will be granted under the Prior Plan. All awards granted on or after the Stockholder Approval Date will be granted under the Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan. All awards granted under the Company’s Amended and Restated 2003 Stock Incentive Plan will remain subject to the terms of that plan.
(i) Any shares that would otherwise remain available for future grants under the Prior Plan as of the Stockholder Approval Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan as of the Stockholder Approval Date. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards, up to the maximum number set forth in Section 3(a) below.
(ii) In addition, on and after the Stockholder Approval Date, any shares subject, at such time, to outstanding Stock Awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company, or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a Stock Award (such shares the “Returning Shares”), will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.
(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2. Administration.
(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek the Stockholders’ approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii) To submit any amendment to the Plan for the Stockholders’ approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi) To grant new Stock Awards in exchange for outstanding Stock Awards; provided, however, the Board shall not have the right to: (i) lower the exercise price of an existing Option or strike price of an existing Stock Appreciation Right; (ii) take any action that would be treated as a “repricing” under generally accepted accounting principles; or (iii) cancel an existing Option or Stock Appreciation Right at a time when its exercise price or strike price exceeds the Fair Market Value of the underlying stock subject to such Option or Stock Appreciation Right in exchange for another Stock Award, including cash or other equity in the Company.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board will thereafter be construed as being to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.
(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.
(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3. Shares Subject to the Plan.
(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed the sum of (i) 5,780,542 shares, which is the number of shares subject to the Prior Plan’s Available Reserve, plus (ii) the number of shares that are Returning Shares, as such shares become available from time to time (collectively, the “Share Reserve”).
In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the Stockholder Approval Date occurs and ending on (and including) January 1, 2036, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.
(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 5,780,542 shares of Common Stock.
(d) Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $750,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $1,000,000.
(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4. Eligibility.
(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5. Provisions Relating to Options and Stock Appreciation Rights.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i) by cash, check, bank draft or money order payable to the Company;
(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date that is 90 days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.
(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. Provisions of Stock Awards Other Than Options and SARs.
(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock Award will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Restricted Stock Unit Award Agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c) Performance Awards.
(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board (or Committee, as the case may be) may determine that cash may be used in payment of Performance Stock Awards.
(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board (or Committee, as the case may be) may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board (or Committee, as the case may be) may specify, to be paid in whole or in part in cash or other property.
(iii) Board Discretion. The Board (or Committee, as the case may be) retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7. Covenants of the Company.
(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.
(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the tax treatment or time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8. Miscellaneous.
(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.
(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing

Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in the Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
9. Adjustments upon Changes in Common Stock; Other Corporate Events.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class (es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c) and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b) Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.
(c) Transaction. The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:
(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the Stockholders pursuant to the Transaction);
(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or other contingencies.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
10. Plan Term; Earlier Termination or Suspension of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Board Adoption Date”), or (ii) the date the Plan is approved by the Stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
11. Existence of the Plan; Timing of First Grant or Exercise.
The Plan will be effective on the Stockholder Approval Date. No Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled until the Stockholder Approval Date.
12. Choice of Law.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.
13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b) “Award” means a Stock Award or a Performance Cash Award.
(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Board Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(g) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means the termination of a Participant’s Continuous Service with the Company and its Subsidiaries due to (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or its Subsidiaries; (iii) such Participant’s material violation of (A) any contract or agreement between the Participant and the Company or a Subsidiary of the Company or (B) any statutory duty owed to the Company or its Subsidiaries; (iv) such Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or its Subsidiaries; or (v) such Participant’s gross negligence or willful misconduct in the performance of the Participant’s duties. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause (within the meaning of the preceding clauses (i) through (v)) shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the Stockholders immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the Company;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by the Stockholders in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the Company;
(iv) the Stockholders approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or
(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(k) “Common Stock” means, as of the Board Adoption Date, the common stock of the Company, having one vote per share.
(l) “Company” means Neuronetics, Inc., a Delaware corporation.
(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under the Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(p) “Director” means a member of the Board.
(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r) “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware (or other applicable state), has completely wound up its affairs. Conversion of the Company into a limited liability company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.
(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t) “Entity” means a corporation, partnership, limited liability company or other entity.
(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the Stockholders in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Board Adoption Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(z) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(gg) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(hh) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ii) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(jj) “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) customer satisfaction; (xxv) stockholders’ equity; (xxvi) capital expenditures; (xxvii) debt levels; (xxviii) operating profit or net operating profit; (xxix) workforce diversity; (xxx) growth of net income or operating income; (xxxi) billings; (xxxii) pre-clinical development related compound goals; (xxxiii) financing; (xxxiv) regulatory milestones, including approval of a compound;

(xxxv) stockholder liquidity; (xxxvi) corporate governance and compliance; (xxxvii) product commercialization; (xxxviii) intellectual property; (xxxix) personnel matters; (xl) progress of internal research or clinical programs; (xli) progress of partnered programs; (xlii) partner satisfaction; (xliii) budget management; (xliv) clinical achievements; (xlv) completing phases of a clinical study (including the treatment phase); (xlvi) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (xlvii) timely completion of clinical trials; (xlviii) regulatory achievements; (xlix) partner or collaborator achievements; (l) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (li) research progress, including the development of programs; (lii) investor relations, analysts and communication; (liii) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (liv) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (lv) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (lvi) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (lvii) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; (lviii) individual performance goals; (lix) corporate development and planning goals; and (lx) other measures of performance selected by the Board or Committee.
(kk) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board may appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board or Committee (as applicable) retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(ll) “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee.
(mm) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(nn) “Plan” means this Neuronetics, Inc. 2026 Equity Incentive Plan.
(oo) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(pp) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(qq) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(rr) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(ss) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(tt) “Securities Act” means the Securities Act of 1933, as amended.
(uu) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(vv) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(ww) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(xx) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(yy) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(zz) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(aaa) “Transaction” means a Corporate Transaction or a Change in Control.

NEURONETICS, INC.
3222 PHOENIXVILLE PIKE
MALVERN, PA 19355

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/STIM2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93598-P46905 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEURONETICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Avinash N. Amin, M.D.
02) Robert A. Cascella
03) Sheryl L. Conley
04) Sasha S. Cucuz
05) Glenn P. Muir
06) Daniel L. Reuvers
07) Megan R. Rosengarten

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

V93599-P46905

NEURONETICS, INC.
Annual Meeting of Stockholders
May 28, 2026 8:00 a.m., ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Daniel L. Reuvers, W. Andrew Macan and Patrick Devine, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, or any of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NEURONETICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., ET on May 28, 2026, virtually at www.virtualshareholdermeeting.com/STIM2026 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side